Filed Pursuant to Rule 497(c) File Nos. 333-78944 and 811-08512

PREMIER VIT

Prospectus dated May 1, 2008

PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolios (the “Portfolios”):

OpCap Balanced Portfolio (“Balanced Portfolio”)

OpCap Equity Portfolio (“Equity Portfolio”)

OpCap Managed Portfolio (“Managed Portfolio”)

OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)

OpCap Small Cap Portfolio (“Small Cap Portfolio”)

NFJ Dividend Value Portfolio (“Dividend Value Portfolio”)

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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RISK/RETURN SUMMARY

Investment Goals	Balanced Portfolio	Growth of capital and investment income
	Equity Portfolio	Long term capital appreciation
	Managed Portfolio	Growth of capital over time
	Mid Cap Portfolio	Long term capital appreciation
	Small Cap Portfolio	Capital appreciation
	Dividend Value Portfolio	Income and long term growth of capital

Principal Investment Strategies

•         The Balanced Portfolio invests in equity and debt securities that the investment sub-adviser believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities.

•         The Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment sub-adviser believes are undervalued in the marketplace.

•         The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the sub-adviser’s judgment.

•         The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.

•         The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that the sub-adviser believes are undervalued in the marketplace.

•         The Dividend Value Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting primarily of income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Portfolio may also invest a portion of its assets in non-U.S. securities (including emerging market securities).

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Investment Philosophy

OpCap Advisors LLC (“OpCap Advisors”) is the investment adviser to all of the Portfolios. OpCap Advisors has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Balanced, Equity, Mid Cap, and Small Cap Portfolios and a portion of the assets of the Managed Portfolio; Pacific Investment Management Company LLC (“PIMCO”) as sub-adviser for a portion of the assets of the Managed Portfolio; and NFJ Investment Group L.P. (“NFJ”) as sub-adviser to the Dividend Value Portfolio.

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.

When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

•          A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company’s potential to add economic value.

•          Price – Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.

Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:

•          Financial statements

•          Market share analysis

•          Unit volume growth

•          Barriers to entry

•          Pricing policies

•          Management record

Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:

•          Substantial and growing discretionary cash flow

•          Strong shareholder value-oriented management

•          Valuable consumer or commercial franchises

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• High returns on capital • Favorable price to intrinsic value relationship

In selecting debt securities, Oppenheimer Capital analyzes yield relationships between different sectors and among securities along the yield curve. Oppenheimer Capital seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, Oppenheimer Capital supplements its traditional credit analysis with an evaluation of an issuer’s asset values.

There can be no assurance that Oppenheimer Capital will achieve its goals.

PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting debt securities, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.

There can be no assurance that PIMCO will achieve its goals.

NFJ acts as the sub-adviser for the Dividend Value Portfolio. NFJ uses a value investing style focusing on companies whose stocks NFJ believes have low valuations. NFJ uses quantitative factors to screen the Portfolio’s initial selection universe. To further narrow the universe, NFJ analyzes factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates), and fundamental changes. NFJ also classifies the Portfolio’s selection universe by industry and then identifies what NFJ believes to be undervalued stocks in each industry to determine potential holdings for the Portfolio representing a broad range of industry groups. In addition, a portion of the stocks selected for the Portfolio are identified primarily on the basis of their dividend yields. NFJ still further narrows the universe through a combination of qualitative analysis and fundamental research. The Portfolios may also invest a portion of its assets in non-U.S. securities, (primarily, but not limited to, American Depository Receipts), including emerging markets securities.

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There can be no assurance that NFJ will achieve its goals.
Principal Risks

If you invest in the Portfolios that invest in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

•         The stock market goes down.

•         The Portfolio’s investment style (i.e., value or growth) falls out of favor.

•         The Portfolio’s investment sector (e.g., small cap, mid cap, foreign or emerging markets securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid.

•         The market does not recognize certain stocks as being undervalued.

•         The stocks selected for growth potential do not achieve such growth.

If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

•          Interest rates rise and the bond market declines.

•          Bond issuers cannot meet their obligations.

•          As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

Bar Chart & Performance Table

The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio. Prior to May 1, 2004, due to a reorganization which occurred on April 30, 2004, in which all assets of the LSA Balanced Fund were transferred to the Balanced Portfolio in return for shares of the Balanced Portfolio, performance for the Balanced Portfolio represents that of the LSA Balanced Fund, a series of the LSA Variable Series Trust, adjusted to reflect fees and expenses attributable to the Balanced Portfolio.

The Portfolios’ past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios’ performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

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During the periods shown in the bar chart, the highest quarterly return was 14.86% (for the quarter ended 6/30/03) and the lowest quarterly return was (14.02)% (for the quarter ended 6/30/02).

During the periods shown in the bar chart, the highest quarterly return was 17.35% (for the quarter ended 6/30/03) and the lowest quarterly return was (20.84)% (for the quarter ended 9/30/02).

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During the periods shown in the bar chart, the highest quarterly return was 11.90% (for the quarter ended 6/30/03) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

During the periods shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was (14.41)% (for the quarter ended 9/30/01).

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During the periods shown in the bar chart, the highest quarterly return was 22.56% (for the quarter ended 6/30/03) and the lowest quarterly return was (22.94)% (for the quarter ended 9/30/02).

During the periods shown in the bar chart, the highest quarterly return was 8.02% (for the quarter ended 12/31/04) and the lowest quarterly return was (5.06)% (for the quarter ended 12/31/07).

The following table shows the average annual returns for the Equity, Mid Cap, Small Cap, Managed, Balanced and Dividend Value Portfolios. Prior to May 1, 2004, performance of the Balanced Portfolio reflects the performance of the LSA Balanced Fund, adjusted to reflect the fees and expenses attributable to the Balanced Portfolio. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance. For the Balanced Portfolio, a blended benchmark constructed by OpCap Advisors that is comprise 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Master Bond Index is provided as a more appropriate benchmark for comparison to this Portfolio, which invests in a mix of equity and fixed income securities, than either the S&P 500 Index or the Merrill Lynch Corporate Master Bond Index alone.

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Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years/ Since Inception	10 Years/ Since Inception
Balanced Portfolio	(4.44)%	9.27%	4.73%*
60% S&P 500 / 40% Merrill Lynch Corporate Master Bond Index	5.28%	9.72%	4.91%*
*since Portfolio inception: 10/1/99

Equity Portfolio	4.11%	13.08%	5.47%
S&P 500 Index	5.49%	12.83%	5.91%

Managed Portfolio	2.76%	9.85%	4.55%
S&P 500 Index	5.49%	12.83%	5.91%

Mid Cap Portfolio	7.23%	17.36%	12.89%*
S&P 400 Mid Cap Index	7.98%	16.20%	11.51%*
*since Portfolio inception: 2/9/98

Small Cap Portfolio	0.58%	15.99%	8.66%
Russell 2000 Index	(1.57)%	16.25%	7.08%

Dividend Value Portfolio	0.81%	15.65%*	N/A
Russell 1000 Value	(0.17)%	13.56%*	N/A
*since Portfolio inception: 7/1/03

Fees & Expenses

The following tables describe the fees and expenses associated with buying and holding shares of each Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

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Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Fees and Expenses Waived or Reimbursed(1)	Net Portfolio Operating Expenses(2)
Balanced	0.80%	None	0.37%	1.17%	0.17%	1.00%
Equity	0.80%	None	0.51%	1.31%	0.31%	1.00%
Managed	0.80%	None	0.15%	0.95%	0.00%	0.95%
Mid Cap	0.80%	None	0.19%	0.99%	0.00%	0.99%
Small Cap	0.80%	None	0.15%	0.95%	0.00%	0.95%
Dividend Value	0.80%	None	2.10%	2.90%	1.86%	1.04%
(1)

OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of each Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of a Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
Balanced	$102	$318	$552	$1,225
Equity	$102	$318	$552	$1,225
Managed	$97	$303	$525	$1,166
Mid Cap	$101	$315	$547	$1,213
Small Cap	$97	$303	$525	$1,166
Dividend Value	$106	$331	$574	$1,271

PRINCIPAL INVESTMENT STRATEGIES

Balanced Portfolio

Q	What is the Portfolio’s investment objective?
A	Growth of capital and investment income.
Q	What is the Portfolio’s investment program?

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A

The Portfolio invests in equity and debt securities that Oppenheimer Capital believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. The Portfolio seeks debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer’s credit improves. Oppenheimer Capital seek to find convertible securities that have the potential for investment income prior to conversion and capital growth. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over-the-counter markets. The Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

Q	What are the potential rewards of investing in the Portfolio?
A

The Portfolio’s mix of equity securities, convertible securities and debt securities may result in the Portfolio’s being less volatile than the market. The Portfolio’s ability to choose from several classes of securities may result in identification of better investment opportunities when compared with a fund that must invest primarily in only one class of securities, for example stocks or bonds, but not both.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio, are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk and Management Risk Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Equity Portfolio

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that Oppenheimer Capital believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

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Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Foreign (non U.S.) Investment Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Managed Portfolio

Q	What is the Portfolio’s investment objective?
A

Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital’s and PIMCO’s assessments of the relative outlook for such investments.

Q	What is the Portfolio’s investment program?
A

The Portfolio seeks to meet its objective by investing in common stocks, bonds, derivative instruments and cash equivalents in varying percentages based on Oppenheimer Capital’s and PIMCO’s view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio may purchase securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities (collectively, “Fixed Income Instruments”), and derivatives (for example, futures, options, swaps and swaptions) based on Fixed Income Instruments. With respect to the Fixed Income Instruments held by the Portfolio, up to 30% of the portion advised by PIMCO may be invested in securities denominated in currencies other than the U.S. dollar. This limitation does not apply to U.S. dollar-denominated securities of non U.S. issuers. The foreign currency exposure of the PIMCO-advised portion of the Portfolio is limited to 10% of these assets, and includes direct holdings in foreign currency and any unhedged positions in securities denominated in currencies other than the U.S. dollar. In addition, the Portfolio may also invest up to 10% of the portion advised by PIMCO in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds (“RIBs”). See description of municipal bonds and RIBs in “Summary of Principal Risks” herein. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if in the judgment of Oppenheimer Capital equity securities are not an attractive investment.

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Q	What are the potential rewards of investing in the Portfolio?
A	The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.
Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk, Derivatives Risk, Emerging Markets Risk, Fixed Income Risk, Mortgage Risk, Currency Risk, Management Risk and Foreign (non U.S.) Investment Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Mid Cap Portfolio

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over-the-counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed. The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”).

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolios are Market Risk, Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk, REIT Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

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Small Cap Portfolio

Q	What is the Portfolio’s investment objective?
A	Capital appreciation through a diversified portfolio consisting primarily of securities of smaller market capitalization companies at the time of purchase.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The portfolio manager employs a fundamental, bottom-up process with an emphasis on companies with strong management teams, competitive advantages, and which generate high returns on assets and free cash flow. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies come from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. If additional analysts were to initiate coverage on a particular small cap stock, investor demand for the stock may increase, which could result in capital appreciation.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Dividend Value Portfolio

Q	What is the Portfolio’s investment objective?
A	The Portfolio seeks income as a primary objective and, as a secondary objective, long-term growth of capital.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio invests a significant portion of its assets in income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over-the- counter markets, including emerging markets.

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Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets. While there is no guarantee against loss of value, investments in dividend-paying securities are sometimes considered to offer stability during periods of market turbulence.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Management Risk, Foreign (non-U.S.) Investment Risk, Emerging Markets Risk and Currency Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the Principal Investment Strategies and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by each Portfolio can change over time. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in each of the Portfolios.

Market Risk

The market price of a security owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Each of the Portfolios normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Portfolio is that the equity securities in its portfolio will decline in value due to factors affecting the equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons that are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Value Securities Risk

The Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not reach the value that the portfolio manager anticipates.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to this risk.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling such illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Each of the Portfolios may purchase and sell derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

Initial Public Offering Risk

The Portfolios that invest in initial public offerings (“IPOs”) are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions a relatively small number of

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companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.

Sector Risk

In addition to other risks, Portfolios that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market, legal or regulatory developments.

Foreign (non-U.S.) Investment Risk

A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than Portfolios that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of the Portfolios may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

A Portfolio that invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The Portfolios may engage in transactions that give rise to forms of leverage.

Fixed Income Risk

To the extent that the Portfolios purchase fixed income securities such as bonds or notes, they will be subject to fixed income risk. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception, of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Portfolio is likely to decrease.

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Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the PIMCO-advised portion of Managed Portfolio may invest include municipal lease obligations. The Managed Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

The PIMCO-advised portion of Managed Portfolio may invest up to 10% in residual interest bonds (“RIBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage Risk

A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

Credit Risk

Each of the Portfolios is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

High Yield Risk

Portfolios that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Portfolio’s ability to sell them (liquidity risk).

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Asset Allocation Risk

Certain Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of these Portfolios may make allocation decisions that turn out not to be as favorable as a different allocation.

REIT Risk

To the extent that a Portfolio invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate , environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning law, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Portfolio invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. OpCap Advisors, the sub-advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

INVESTMENT POLICIES

Q	Can a Portfolio change its investment objective and investment policies?
A

Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

Q	Can the Portfolios use derivative instruments?
A	Yes. Each of the Portfolios may purchase and sell derivative instruments, including:
•	futures contracts
•	options, including options on futures contracts and options on stock indices
•	forward foreign currency contracts
•	covered calls and puts written on individual securities
•	uncovered calls and puts
•	swaps and swaptions

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The Portfolios may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Managed Portfolio may use derivative instruments to reduce exposure to other risks and also to achieve its investment objectives. The Portfolios also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Do the Portfolios expect to engage in short-term trading?
A	The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus show the turnover rates during prior fiscal years for the Portfolios.
Q	Can the Portfolios vary from their investment goals?
A

Under unusual market conditions or, for certain Portfolios, when a Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT

OpCap Advisors

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors, which has acted as an investment adviser since 1987, serves as investment adviser and administrator to registered investment companies. OpCap Advisors has approximately $363.9 million of assets under management as of March 31, 2008. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Oppenheimer Capital, NFJ and PIMCO are responsible for the day-to-day management of the Fund’s Portfolios.

Each Portfolio pays OpCap Advisors a fee in return for providing or arranging for the provision of investment advisory services. In the case of the Balanced, Equity, Mid Cap, Small Cap Portfolios and a portion of the assets of the Managed Portfolio, OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. In the case of the Dividend Value Portfolio, OpCap Advisors pays a portion of the advisory fees it receives to NFJ in return for its services. OpCap Advisors also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for a portion of the assets of the Managed Portfolio. The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to each Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2007:

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Balanced Portfolio	0.80%*
Equity Portfolio	0.80%*
Managed Portfolio	0.80%*
Mid Cap Portfolio	0.80%*
Small Cap Portfolio	0.80%*
Dividend Value Portfolio	0.80%*

*Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of each Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018. Following the fee waivers, OpCap Advisors received 0.49%, 0.63% and 0.00% as a percentage of average daily net assets for the Equity, Balanced and Dividend Value Portfolios, respectively. OpCap Advisors did not reimburse any expenses for Small Cap, Mid Cap and Managed Portfolios for the fiscal period ended December 31, 2007.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Funds’ most recent semi-annual report to shareholders dated June 30, 2007.

Oppenheimer Capital

Founded in 1969, Oppenheimer Capital has approximately $19.5 billion of assets under management as of March 31, 2008. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

PIMCO

Founded in 1971, PIMCO has approximately $769.7 billion of assets under management as of March 31, 2008. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and throughout the world. PIMCO has its principal offices at 840 Newport Center Drive, Newport Beach, California 92660.

NFJ

Founded in 1989, NFJ has approximately $35.5 billion of assets under management (including discretionary and non-discretionary accounts) as of March 31, 2008. NFJ provides advisory services to mutual funds, institutional accounts and non-discretionary advisory services to managed account programs. NFJ has its principal offices at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.

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Portfolio Managers

Oppenheimer Capital

The following individuals of Oppenheimer Capital have or share primary responsibility for managing the noted Portfolios.

Thomas Browne, Senior Vice President and Portfolio Manager/Analyst for Oppenheimer Capital’s Small Cap Value and Small Cap Core Strategies, is the portfolio manager of the Small Cap Portfolio. Prior to joining the firm in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management. Mr. Browne holds a BBA from the University of Notre Dame and an MBA from New York University’s Stern School of Business.

Nicholas Frelinghuysen, Senior Vice President at Oppenheimer Capital, is the portfolio manager of the Mid Cap Portfolio. Mr. Frelinghuysen serves as a Senior Research Analyst for Oppenheimer Capital since 1999. Mr. Frelinghuysen holds a BA from Princeton University and an MBA from the University of Pennsylvania’s Wharton School of Business.

Colin Glinsman, is Chief Investment Officer of Officer of Oppenheimer Capital’s Value/Core Equity platform and is the portfolio manager of the Balanced Portfolio. He joined Oppenheimer Capital in 1989. Mr. Glinsman holds a BA from Yale University and an MS from New York University.

Matthew Greenwald, Senior Vice President at Oppenheim Capital, is the portfolio manager of the Balanced Portfolio. Mr. Greenwald is a portfolio manager/analyst in Oppenheimer Capital’s fixed income group that manages the Balanced Portfolio and he has been an investment professional associated with the Balanced Portfolio since December 2002. Mr. Greenwald joined Oppenheimer Capital in 1989. He holds a BA from Pennsylvania State University and an MS and an MBA from Columbia University.

Robert K. Urquhart, Managing Director and senior portfolio manager/analyst for Oppenheimer Capital’s Large Cap Growth and Strategic Equity Strategies, is the portfolio manager of the Equity Portfolio and the co-portfolio manager of the Managed Portfolio, focusing on the equity portion of that Portfolio. Mr. Urquhart joined Oppenheimer Capital in 1999. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.

Martin Fetherston, Vice President and a portfolio manager/analyst in Oppenheimer Capital’s fixed income group, is a portfolio manager of the Balanced Portfolio. Prior to joining the firm in 2007, he was portfolio manager for First Investors Management Company managing the Investment Grade portfolios and corporate bonds. He also spent five years as Senior Portfolio Manager at the Dreyfus Corporation. He earned an MBA from NYU’s Stern School of Business and a BA from the College of Holy Cross.

Gerald E. Thunelius, Senior Vice President, Director of Fixed Income Management for Oppenheimer Capital and a portfolio manager/analyst in the firm’s fixed income group, is the portfolio manager of the Balanced Portfolio. Prior to joining the firm in 2007, he was Chief Investment Officer of Gartmore Morley Financial. He also led the taxable fixed income group at The Dreyfus Corporation where he managed the full spectrum of fixed income disciplines. Mr. Thunelius has a BBA in Finance from Dowling College.

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NFJ

Each NFJ Investment Group investment strategy is supported by a team of investment professionals. Every core team consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ Investment Group in that investment strategy) rests with the designated team leader. The core team members who are primarily responsible for the NFJ Dividend Value Portfolio’s day-to-day management, are listed below:

Jeffrey S. Partenheimer is a core team member of the Dividend Value investment strategy and lead portfolio manager of the Dividend Value Portfolio. Mr. Partenheimer has over 20 years of experience in financial analysis, portfolio management and large corporate finance. Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.

Benno J. Fischer, a Managing Director and founding partner of NFJ Investment Group, is the team leader of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. He has over 39 years of experience in portfolio management, investment analysis and research. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

Paul A. Magnuson, a Managing Director and portfolio manager of NFJ Investment Group, is a core member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. Mr. Magnuson has over 22 years of experience in equity analysis and portfolio management.

Burns McKinney is a core member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. Mr. McKinney Joined NFJ Investment Group in 2006 and prior that was an equity analyst at Evergreen Investments and investment banking analyst at Alex Brown. Mr. McKinney has over 10 years’ experience in equity research, financial analysis and investment banking.

Thomas W. Oliver is a core member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. Mr. Oliver joined NFJ Investment Group in 2005 and prior to that was a manager of corporate reporting at Perot Systems, and an auditor at Deloitte & Touche. Mr. Oliver has over 10 years of experience in accounting, reporting, and financial analysis.

PIMCO

William H. Gross, Managing Director, Portfolio Manager and Chief Investment Officer of PIMCO, was a founding partner of that firm in 1971. Mr. Gross has had responsibility for the day-to-day management of the fixed income portion of the Managed Portfolio since its inception. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. He is a Chartered Financial Analyst. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolios.

Regulatory and Litigation Matters

In June and September 2004, certain affiliates of OpCap Advisors (the “Affiliates”) including Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which one of the Affiliates serves as investment adviser and another as principal underwriter. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by one of the Affiliates. The Affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Affiliates or related injunctions.

The Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this Prospectus.

SHARE PRICE

The Fund calculates each Portfolio’s share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the “NYSE Close”). Net asset value per share is computed by adding up the total value of a Portfolio’s investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

Net Asset Value =	Total Portfolio Investments + Other Assets – Liabilities
Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value a Portfolio’s investments unless securities do not have readily available market quotations or are short-term debt securities. When the Fund uses a fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund’s Board of Trustees. The Fund prices short-term investments that mature in

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less than 60 days using amortized cost or amortized value. Foreign securities may trade on days when the Portfolios do not price their shares so the value of foreign securities owned by a Portfolio may change on days when shareholders will not be able to buy or sell shares of a Portfolio. If an event occurs after the the close of a foreign market but before the NYSE Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value according to methods approved by the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolios’ shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

For each Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolios record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

The Portfolios intend to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, each Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

Each Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If a Portfolio fails to meet the diversification requirement under Section 817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

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The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

INVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolios are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolios.

Under certain circumstances, the Fund and the Portfolios reserve the right to:

•	suspend the offering of Portfolio shares
•	reject any exchange or investment order
•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
•	change, suspend or revoke the exchange privilege
•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Administrative Service Fees Paid to Insurance Company Sponsors

OpCap Advisors may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolios (the “Insurance Company Sponsors”). The Administrative Payments are made from OpCap Advisors’ own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by a Portfolio and OpCap Advisors’ ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolios are available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in a Portfolio through the Contracts.

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Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectuses, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of a Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

MARKET TIMING POLICY

Frequent, short term trading in shares of a Portfolio could be harmful to that Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of a Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolios or their shareholders. Each Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolios and accounts under common ownership or control.

As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolios pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.

The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within a Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of a Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of a Portfolio’s securities. See “Share Price” above for more information.

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PORTFOLIO HOLDINGS POLICY

The Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities are available in the Fund’s Statement of Additional Information. In sum, on or about the first day of each month, OpCap Advisors will post each Portfolio’s complete schedule of portfolio holdings information on its website at www.allianzinvestors.com, current as of the month end prior to the immediately preceding month. This information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without advance notice.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help a shareholder understand the Portfolios’ financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

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Premier VIT

OpCap Balanced Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

		Year ended December 31
	2007	2006	2005	2004*	2003*
Net asset value, beginning of year	$11.34	$10.62	$10.86	$10.25	$8.02
Investment Operations:
Net investment income	0.19	0.15	0.09	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.61)	0.96	0.20	1.03	2.30
Total from investment operations	(0.42)	1.11	0.29	1.07	2.34
Dividends and Distributions to Shareholders from:
Net investment income	(0.15)	(0.09)	(0.03)	(0.01)	(0.11)
Net realized gains	(0.78)	(0.30)	(0.50)	(0.45)	—
Total dividends and distributions to shareholders	(0.93)	(0.39)	(0.53)	(0.46)	(0.11)
Net asset value, end of year	$9.99	$11.34	$10.62	$10.86	$10.25
Total Return (1)	(4.44)%	10.80%	2.74%	10.80%	29.22%
Ratios/Supplemental data:
Net assets end of year (000’s)	$24,551	$29,677	$29,240	$30,120	$28,281
Ratio of expenses to average net assets (2)(3)	1.00%	1.00%	1.00%	1.04%	1.10%
Ratio of net investment income to average net assets (2)	1.62%	1.33%	0.82%	0.43%	0.97%
Portfolio turnover	111%	105%	89%	146%	139%

____________________

*

The financial information for the fiscal periods prior to April 30, 2004 reflects the financial information for the LSA Balanced Fund which was reorganized into OpCap Balanced Portfolio as of the close of business on April 30, 2004.

(1)	Assumes reinvestment of all dividends and distributions.
(2)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fee and assumed or reimbursed a portion of the Portfolio’s expenses. If such waivers and assumptions/reimbursement had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.17% and 1.45%, respectively, for the year ended December 31, 2007; 1.11% and 1.22%, respectively, for the year ended December 31, 2006; 1.31% and 0.51%, respectively, for the year ended December 31, 2005; 1.41% and 0.06%, respectively, for the year year ended December 31, 2004 and 2.06% and 0.01%, respectively, for the year ended December 31, 2003.

(3)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (see (1)(I) in Notes to Financial Statements).

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Premier VIT

OpCap Equity Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$41.48		$38.38		$36.00		$32.46		$25.63
Investment Operations:
Net investment income	0.26		0.22		0.16		0.15		0.31
Net realized and unrealized gain on investments	1.63		5.35		2.37		3.70		6.89
Total from investment operations	1.89		5.57		2.53		3.85		7.20
Dividends and Distributions to Shareholders from:
Net investment income	(0.27)		(0.18)		(0.15)		(0.31)		(0.37)
Net realized gains	(6.83)		(2.29)		—		—		—
Total dividends and distributions to shareholders	(7.10)		(2.47)		(0.15)		(0.31)		(0.37)
Net asset value, end of year	$36.27		$41.48		$38.38		$36.00		$32.46
Total Return (1)	4.11%		15.28%		7.04%		11.93%		28.57%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$15,780		$20,185		$28,810		$39,388		$40,041
Ratio of expenses to average net assets (2)	1.00	%(3)	1.01	%(3)	1.02	%(3)	1.01	%(3)	1.00%
Ratio of net investment income to average net assets	0.56	%(3)	0.50	%(3)	0.35	%(3)	0.41	%(3)	1.02%
Portfolio Turnover	88%		63%		92%		144%		7%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (see (1)(G) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.31% and 0.25%, respectively, for the year ended December 31, 2007; 1.16% and 0.35%, respectively for the year ended December 31, 2006; 1.05% and 0.32%, respectively for the year ended December 31, 2005; and 1.03% and 0.39%, respectively, for the year ended December 31, 2004.

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Premier VIT

OpCap Managed Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$41.48	$43.08	$42.73	$39.13	$32.77
Investment Operations:
Net investment income	0.73	0.81	0.65	0.48	0.56
Net realized and change in unrealized gain on investments options written, swaps, futures and foreign currency transactions	0.48	2.96	1.55	3.70	6.42
Total from investment operations	1.21	3.77	2.20	4.18	6.98
Dividends and Distributions to Shareholders from:
Net investment Income	(0.93)	(0.75)	(0.50)	(0.58)	(0.62)
Net realized gains	(3.14)	(4.62)	(1.35)	—	—
Total dividends and distributions to shareholders	(4.07)	(5.37)	(1.85)	(0.58)	(0.62)
Net asset value, end of year	$38.62	$41.48	$43.08	$42.73	$39.13
Total Return (1)	2.76%	9.65%	5.28%	10.77%	21.75%
Ratios/Supplemental data:
Net assets end of year (000’s)	$207,490	$258,188	$329,661	$381,054	$413,796
Ratio of expenses to average net assets (2)	0.95%	0.95%	0.91%	0.92%	0.93%
Ratio of net investment income to average net assets (2)	1.46%	1.75%	1.41%	1.09%	1.49%
Portfolio Turnover	159%	151%	171%	111%	215%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(N) in Notes to Financial Statements).

32

PremierVIT

OpCap Mid Cap Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of year	$15.58	$15.93		$14.29		$14.27		$12.13
Investment Operations:
Net investment income (loss)	0.08	0.03		(0.05)		(0.07)		0.00	*
Net realized and change in unrealized gain on investments and foreign currency transactions	1.06	1.89		2.29		2.78		3.84
Total from investment operations	1.14	1.92		2.24		2.71		3.84
Dividends and Distributions to Shareholders from:
Net investment income	(0.03)	—		—		(0.02)		—
Net realized gains	(0.48)	(2.27)		(0.60)		(2.67)		(1.70)
Total dividends and distributions to shareholders	(0.51)	(2.27)		(0.60)		(2.69)		(1.70)
Net asset value, end of year	$16.21	$15.58		$15.93		$14.29		$14.27
Total Return (1)	7.23%	13.06%		16.18%		19.34%		32.42%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$80,l84	$69,146		$9,949		$9,861		$11,635
Ratio of expenses to average net assets (2)	0.99%	1.01	%(3)	1.07	%(3)	l.03	%(3)	1.02	%(3)
Ratio of net investment income to average net assets	0.46%	0.31	%(3)	(0.32	)%(3)	(0.47	)%(3)	0.03	%(3)
Portfolio Turnover	140%	100%		66%		60%		81%
______________
*	Less than $0.005 per share
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See 1(J) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.03% and 0.29%, respectively, for the year ended December 31, 2006; 1.54% and (0.79)%, respectively for the year ended December 31, 2005; 1.30% and (0.74)%, respectively for the year ended December 31, 2004; 1.26% and (0.22)%, respectively for the year ended December 31, 2003.

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Premier VIT

OpCap Small Cap Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2007	2006		2005	2004	2003
Net asset value, beginning of year	$36.74	$31.28		$36.15	$30.68	$21.52
Investment Operations:
Net investment income (loss)	0.05	(0.03)		(0.12)	(0.11)	0.05
Net realized and change in unrealized gain (loss) on investments	0.74	7.36		(0.13)	5.59	9.12
Total from investment operations	0.79	7.33		(0.25)	5.48	9.17
Dividends and Distributions to Shareholders from:
Net investment income	—	—		—	(0.01)	(0.01)
Net realized gains	(8.34)	(1.87)		(4.62)	—	—
Total dividends and distributions to shareholders	(8.34)	(1.87)		(4.62)	(0.01)	(0.01)
Net asset value, end of year	$29.19	$36.74		$31.28	$36.15	$30.68
Total Return (1)	0.58%	24.08%		0.06%	17.88%	42.65%
Ratios/Supplemental data:
Net assets end of year (000’s)	$140,004	$175,201		$190,145	$275,319	$248,950
Ratio of expenses to average net assets(2)	0.95%	0.93%		0.92%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	0.15%	(0.06	) %	(0.32)%	(0.30)%	0.23%
Portfolio turnover	69%	99%		94%	102%	136%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See(1)(G) in Notes to Financial Statements).

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PremierVIT

NFJ Dividend Value Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,				For the Period July 1, 2003* through December 31, 2003
	2007	2006	2005	2004
Net asset value, beginning of period	$13.93	$12.28	$12.37	$11.68	$10.00
Investment Operations:
Net investment income	0.25	0.31	0.32	0.29	0.15
Net realized and change in unrealized gain (loss) on investments	(0.12)	2.68	1.16	1.39	1.74
Total from investment operations	0.13	2.99	1.48	1.68	1.89
Dividends and Distributions to Shareholders from:
Net investment income	(0.25)	(0.32)	(0.33)	(0.30)	(0.15)
Net realized gains	(0.89)	(1.02)	(1.24)	(0.69)	(0.06)
Total dividends and distributions to shareholders	(1.14)	(1.34)	(1.57)	(0.99)	(0.21)
Net asset value, end of period	$12.92	$13.93	$12.28	$12.37	$11.68
Total Return (1)	0.81%	24.72%	12.28%	14.65%	18.87%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$3,275	$1,908	$1,531	$1,363	$1,189
Ratio of expenses to average net assets (2)(3)	1.04%	1.13%	1.06%	1.02%	1.20	%(4)
Ratio of net investment income to average net assets (3)	2.36%	2.31%	2.51%	2.44%	2.83	%(4)
Portfolio Turnover	42%	31%	35%	41%	27%
______________
*	Commencement of operations.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial Statements).
(3)

During the fiscal periods indicated above, the Investment Adviser waived all of its fee and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.90% and 0.49% for the year ended December 31, 2007; 2.16% and 1.28%, respectively, for the year ended December 31, 2006; 2.81% and 0.76%, respectively, for the year ended December 31, 2005; 3.01% and 0.45%, respectively, for the year ended December 31, 2004; and 3.49% (annualized) and 0.55% (annualized), respectively, for the period July 1, 2003 (commencement of operations) through December 31, 2003.

(4)	Annualized.

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For investors who want more information about the Portfolios, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In each Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolios’ annual and semiannual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolios’ annual and semiannual reports and information on the Portfolios’ portfolio holdings also are available at www.allianzinvestors.com.

You can review and copy the Portfolios’ shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•         After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission,
Washington, D.C. 20549-0102.
Telephone: 1-202-551-8090

•         Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.

File # 811-08512

Premier VIT Balanced Portfolio Equity Portfolio Managed Portfolio Mid Cap Portfolio Small Cap Portfolio Dividend Value Portfolio

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PREMIER VIT

Prospectus dated May 1, 2008

PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolios (the “Portfolios”):

OpCap Equity Portfolio (“Equity Portfolio”)

OpCap Managed Portfolio (“Managed Portfolio”)

OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)

OpCap Small Cap Portfolio (“Small Cap Portfolio”)

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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RISK/RETURN SUMMARY

Investment Goals	Equity Portfolio	Long term capital appreciation
	Managed Portfolio	Growth of capital over time
	Mid Cap Portfolio	Long term capital appreciation
	Small Cap Portfolio	Capital appreciation

Principal Investment Strategies

•         The Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment sub-adviser believes are undervalued in the marketplace.

• The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the sub-adviser’s judgment.

•         The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.

•         The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that the sub-adviser believes are undervalued in the marketplace.

Investment Philosophy

OpCap Advisors LLC (“OpCap Advisors”) is the investment adviser to all of the Portfolios. OpCap Advisors has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Equity, Mid Cap, and Small Cap Portfolios and a portion of the assets of the Managed Portfolio; and Pacific Investment Management Company LLC (“PIMCO”) as sub-adviser for a portion of the assets of the Managed Portfolio.

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.
When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

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•         A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company’s potential to add economic value.

• Price – Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:
• Financial statements
• Market share analysis
• Unit volume growth
• Barriers to entry
• Pricing policies
• Management record
Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:
• Substantial and growing discretionary cash flow
• Strong shareholder value-oriented management
• Valuable consumer or commercial franchises
• High returns on capital
• Favorable price to intrinsic value relationship

In selecting debt securities, Oppenheimer Capital analyzes yield relationships between different sectors and among securities along the yield curve. Oppenheimer Capital seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, Oppenheimer Capital supplements its traditional credit analysis with an evaluation of an issuer’s asset values.

There can be no assurance that Oppenheimer Capital will achieve its goals.

PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting debt securities, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

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PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.

There can be no assurance that PIMCO will achieve its goals.

Principal Risks	If you invest in the Portfolios that invest in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:
• The stock market goes down.
• The Portfolio’s investment style (i.e., value or growth) falls out of favor.

•         The Portfolio’s investment sector (e.g., small cap, mid cap, foreign or emerging markets securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid.

• The market does not recognize certain stocks as being undervalued.
• The stocks selected for growth potential do not achieve such growth.
If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:
• Interest rates rise and the bond market declines.
• Bond issuers cannot meet their obligations.
• As a result of pre-payments, the Portfolios may have to reinvest at lower rates.
Bar Chart & Performance Table

The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio.

The Portfolios’ past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios’ performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

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During the periods shown in the bar chart, the highest quarterly return was 17.35% (for the quarter ended 6/30/03) and the lowest quarterly return was (20.84)% (for the quarter ended 9/30/02).

During the periods shown in the bar chart, the highest quarterly return was 11.90% (for the quarter ended 6/30/03) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

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During the periods shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was (14.41)% (for the quarter ended 9/30/01).

During the periods shown in the bar chart, the highest quarterly return was 22.56% (for the quarter ended 6/30/03) and the lowest quarterly return was (22.94)% (for the quarter ended 9/30/02).

The following table shows the average annual returns for the Equity, Mid Cap, Small Cap and Managed Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

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Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years/ Since Inception
Equity Portfolio	4.11%	13.08%	5.47%
S&P 500 Index	5.49%	12.83%	5.91%
Managed Portfolio	2.76%	9.85%	4.55%
S&P 500 Index	5.49%	12.83%	5.91%
S&P 400 Mid Cap Index	7.98%	16.20%	11.51%*
*since Portfolio inception: 2/9/98
Small Cap Portfolio	0.58%	15.99%	8.66%
Russell 2000 Index	(1.57)%	16.25%	7.08%

Fees & Expenses

The following tables describe the fees and expenses associated with buying and holding shares of each Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Fees and Expenses Waived or Reimbursed(1)	Net Portfolio Operating Expenses(2)
Equity	0.80%	None	0.51%	1.31%	0.31%	1.00%
Managed	0.80%	None	0.15%	0.95%	0.00%	0.95%
Mid Cap	0.80%	None	0.19%	0.99%	0.00%	0.99%
Small Cap	0.80%	None	0.15%	0.95%	0.00%	0.95%
(1)

OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of each Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of a Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The

8

results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
Equity	$102	$318	$552	$1,225
Managed	$97	$303	$525	$1,166
Mid Cap	$101	$315	$547	$1,213
Small Cap	$97	$303	$525	$1,166

PRINCIPAL INVESTMENT STRATEGIES

Equity Portfolio

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that Oppenheimer Capital believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Foreign (non U.S.) Investment Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Managed Portfolio

Q	What is the Portfolio’s investment objective?
A

Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital’s and PIMCO’s assessments of the relative outlook for such investments.

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Q	What is the Portfolio’s investment program?
A

The Portfolio seeks to meet its objective by investing in common stocks, bonds, derivative instruments and cash equivalents in varying percentages based on Oppenheimer Capital’s and PIMCO’s view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio may purchase securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities (collectively, “Fixed Income Instruments”), and derivatives (for example, futures, options, swaps and swaptions) based on Fixed Income Instruments. With respect to the Fixed Income Instruments held by the Portfolio, up to 30% of the portion advised by PIMCO may be invested in securities denominated in currencies other than the U.S. dollar. This limitation does not apply to U.S. dollar-denominated securities of non U.S. issuers. The foreign currency exposure of the PIMCO-advised portion of the Portfolio is limited to 10% of these assets, and includes direct holdings in foreign currency and any unhedged positions in securities denominated in currencies other than the U.S. dollar. In addition, the Portfolio may also invest up to 10% of the portion advised by PIMCO in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds (“RIBs”). See description of municipal bonds and RIBs in “Summary of Principal Risks” herein. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if in the judgment of Oppenheimer Capital equity securities are not an attractive investment.

Q	What are the potential rewards of investing in the Portfolio?
A	The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.
Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk, Derivatives Risk, Emerging Markets Risk, Fixed Income Risk, Municipal Bonds Risk, Mortgage Risk, Currency Risk, Management Risk and Foreign (non U.S.) Investment Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

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Mid Cap Portfolio

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over-the-counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed. The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”).

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolios are Market Risk, Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk, REIT Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Small Cap Portfolio

Q	What is the Portfolio’s investment objective?
A	Capital appreciation through a diversified portfolio consisting primarily of securities of smaller market capitalization companies at the time of purchase.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the

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marketplace. The portfolio manager employs a fundamental, bottom-up process with an emphasis on companies with strong management teams, competitive advantages, and which generate high returns on assets and free cash flow. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies come from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. If additional analysts were to initiate coverage on a particular small cap stock, investor demand for the stock may increase, which could result in capital appreciation.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the Principal Investment Strategies and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by each Portfolio can change over time. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in each of the Portfolios.

Market Risk

The market price of a security owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Each of the Portfolios normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Portfolio is that the equity securities in its portfolio will decline in value due to factors affecting the equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

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Issuer Risk

The value of a security may decline for a number of reasons that are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

The Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not reach the value that the portfolio manager anticipates.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to this risk.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling such illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Each of the Portfolios may purchase and sell derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

Initial Public Offering Risk

The Portfolios that invest in initial public offerings (“IPOs”) are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Portfolio may not be able to invest

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in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.

Sector Risk

In addition to other risks, Portfolios that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market, legal or regulatory developments.

Foreign (non-U.S.) Investment Risk

A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than Portfolios that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of the Portfolios may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

A Portfolio that invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The Portfolios may engage in transactions that give rise to forms of leverage.

Fixed Income Risk

To the extent that the Portfolios purchase fixed income securities such as bonds or notes, they will be subject to fixed income risk. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may

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also be subject to price volatility due to factors such as interest rate sensitivity, market perception, of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the PIMCO-advised portion of Managed Portfolio may invest include municipal lease obligations. The Managed Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

The PIMCO-advised portion of Managed Portfolio may invest up to 10% in residual interest bonds (“RIBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage Risk

A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

Credit Risk

Each of the Portfolios is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

High Yield Risk

Portfolios that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to

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make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Portfolio’s ability to sell them (liquidity risk).

Asset Allocation Risk

Certain Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of these Portfolios may make allocation decisions that turn out not to be as favorable as a different allocation.

REIT Risk

To the extent that a Portfolio invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning law, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Portfolio invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. OpCap Advisors, the sub-advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

INVESTMENT POLICIES

Q	Can a Portfolio change its investment objective and investment policies?
A

Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

Q	Can the Portfolios use derivative instruments?
A	Yes. Each of the Portfolios may purchase and sell derivative instruments, including:
•	futures contracts
•	options, including options on futures contracts and options on stock indices
•	forward foreign currency contracts
•	covered calls and puts written on individual securities

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•	uncovered calls and puts
•	swaps and swaptions

The Portfolios may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Managed Portfolio may use derivative instruments to reduce exposure to other risks and also to achieve its investment objectives. The Portfolios also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Do the Portfolios expect to engage in short-term trading?
A	The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus show the turnover rates during prior fiscal years for the Portfolios.
Q	Can the Portfolios vary from their investment goals?
A

Under unusual market conditions or, for certain Portfolios, when a Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT

OpCap Advisors

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors, which has acted as an investment adviser since 1987, serves as investment adviser and administrator to registered investment companies. OpCap Advisors has approximately $363.9 million of assets under management as of March 31, 2008. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Oppenheimer Capital and PIMCO are responsible for the day-to-day management of the Fund’s Portfolios.

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Each Portfolio pays OpCap Advisors a fee in return for providing or arranging for the provision of investment advisory services. In the case of the Equity, Mid Cap, Small Cap Portfolios and a portion of the assets of the Managed Portfolio, OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. OpCap Advisors also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for a portion of the assets of the Managed Portfolio. The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to each Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2007:

Equity Portfolio	0.80%*
Managed Portfolio	0.80%*
Mid Cap Portfolio	0.80%*
Small Cap Portfolio	0.80%*

*Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of each Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018. Following the fee waivers, OpCap Advisors received 0.49% as a percentage of average daily net assets for the Equity Portfolio. OpCap Advisors did not reimburse any expenses for Small Cap, Mid Cap and Managed Portfolios for the fiscal period ended December 31, 2007.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Funds’ most recent semi-annual report to shareholders dated June 30, 2007.

Oppenheimer Capital

Founded in 1969, Oppenheimer Capital has approximately $19.5 billion of assets under management as of March 31, 2008. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

PIMCO

Founded in 1971, PIMCO has approximately $769.7 billion of assets under management as of March 31, 2008. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and throughout the world. PIMCO has its principal offices at 840 Newport Center Drive, Newport Beach, California 92660.

Portfolio Managers

Oppenheimer Capital

The following individuals of Oppenheimer Capital have or share primary responsibility for managing the noted Portfolios.

Thomas Browne, Senior Vice President and Portfolio Manager/Analyst for Oppenheimer Capital’s Small Cap Value and Small Cap Core Strategies, is the portfolio manager of the Small Cap Portfolio. Prior to joining the firm in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management. Mr. Browne holds a BBA from the University of Notre Dame and an MBA from New York University’s Stern School of Business.

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Nicholas Frelinghuysen, Senior Vice President at Oppenheimer Capital, is the portfolio manager of the Mid Cap Portfolio. Mr. Frelinghuysen serves as a Senior Research Analyst for Oppenheimer Capital since 1999. Mr. Frelinghuysen holds a BA from Princeton University and an MBA from the University of Pennsylvania’s Wharton School of Business.

Robert K. Urquhart, Managing Director and senior portfolio manager/analyst for Oppenheimer Capital’s Large Cap Growth and Strategic Equity Strategies, is the portfolio manager of the Equity Portfolio and the co-portfolio manager of the Managed Portfolio, focusing on the equity portion of that Portfolio. Mr. Urquhart joined Oppenheimer Capital in 1999. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.

PIMCO

William H. Gross, Managing Director, Portfolio Manager and Chief Investment Officer of PIMCO, was a founding partner of that firm in 1971. Mr. Gross has had responsibility for the day-to-day management of the fixed income portion of the Managed Portfolio since its inception. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. He is a Chartered Financial Analyst. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolios.

Regulatory and Litigation Matters

In June and September 2004, certain affiliates of OpCap Advisors (the “Affiliates”) including Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which one of the Affiliates serves as investment adviser and another as principal underwriter. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by one of the Affiliates. The Affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Affiliates or related injunctions.

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The Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this Prospectus.

SHARE PRICE

The Fund calculates each Portfolio’s share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the “NYSE Close”). Net asset value per share is computed by adding up the total value of a Portfolio’s investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

Net Asset Value =	Total Portfolio Investments + Other Assets – Liabilities
Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value a Portfolio’s investments unless securities do not have readily available market quotations or are short-term debt securities. When the Fund uses a fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund’s Board of Trustees. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities may trade on days when the Portfolios do not price their shares so the value of foreign securities owned by a Portfolio may change on days when shareholders will not be able to buy or sell shares of a Portfolio. If an event occurs after the the close of a foreign market but before the NYSE Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value according to methods approved by the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolios’ shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

For each Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolios record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

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The Portfolios intend to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, each Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

Each Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If a Portfolio fails to meet the diversification requirement under Section 817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

INVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolios are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolios.

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Under certain circumstances, the Fund and the Portfolios reserve the right to:

•	suspend the offering of Portfolio shares
•	reject any exchange or investment order
•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
•	change, suspend or revoke the exchange privilege
•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Administrative Service Fees Paid to Insurance Company Sponsors

OpCap Advisors may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolios (the “Insurance Company Sponsors”). The Administrative Payments are made from OpCap Advisors’ own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by a Portfolio and OpCap Advisors’ ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolios are available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in a Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectuses, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of a Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

MARKET TIMING POLICY

Frequent, short term trading in shares of a Portfolio could be harmful to that Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of a Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet

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unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolios or their shareholders. Each Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolios and accounts under common ownership or control.

As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolios pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.

The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within a Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of a Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of a Portfolio’s securities. See “Share Price” above for more information.

PORTFOLIO HOLDINGS POLICY

The Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities are available in the Fund’s Statement of Additional Information. In sum, on or about the first day of each month, OpCap Advisors will post each Portfolio’s complete schedule of portfolio holdings information on its website at www.allianzinvestors.com, current as of the month end prior to the immediately preceding month. This information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without advance notice.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help a shareholder understand the Portfolios’ financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

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Premier VIT

OpCap Equity Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$41.48		$38.38		$36.00		$32.46		$25.63
Investment Operations:
Net investment income	0.26		0.22		0.16		0.15		0.31
Net realized and unrealized gain on investments	1.63		5.35		2.37		3.70		6.89
Total from investment operations	1.89		5.57		2.53		3.85		7.20
Dividends and Distributions to Shareholders from:
Net investment income	(0.27)		(0.18)		(0.15)		(0.31)		(0.37)
Net realized gains	(6.83)		(2.29)		—		—		—
Total dividends and distributions to shareholders	(7.10)		(2.47)		(0.15)		(0.31)		(0.37)
Net asset value, end of year	$36.27		$41.48		$38.38		$36.00		$32.46
Total Return (1)	4.11%		15.28%		7.04%		11.93%		28.57%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$15,780		$20,185		$28,810		$39,388		$40,041
Ratio of expenses to average net assets (2)	l.00	%(3)	l.01	%(3)	l.02	%(3)	1.01	%(3)	1.00%
Ratio of net investment income to average net assets	0.56	%(3)	0.50	%(3)	0.35	%(3)	0.41	%(3)	1.02%
Portfolio Turnover	88%		63%		92%		144%		7%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (see(1)(G) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.31% and 0.25%, respectively, for the year ended December 31, 2007; 1.16% and 0.35%, respectively for the year ended December 31, 2006; 1.05% and 0.32%, respectively for the year ended December 31, 2005; and 1.03% and 0.39%, respectively, for the year ended December 31, 2004.

24

Premier VIT

OpCap Managed Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$41.48	$43.08	$42.73	$39.13	$32.77
Investment Operations:
Net investment income	0.73	0.81	0.65	0.48	0.56
Net realized and change in unrealized gain on investments options written, swaps, futures and foreign currency transactions	0.48	2.96	1.55	3.70	6.42
Total from investment operations	1.21	3.77	2.20	4.18	6.98
Dividends and Distributions to Shareholders from:
Net investment Income	(0.93)	(0.75)	(0.50)	(0.58)	(0.62)
Net realized gains	(3.14)	(4.62)	(1.35)	—	—
Total dividends and distributions to shareholders	(4.07)	(5.37)	(1.85)	(0.58)	(0.62)
Net asset value, end of year	$38.62	$41.48	$43.08	$42.73	$39.13
Total Return (1)	2.76%	9.65%	5.28%	10.77%	21.75%
Ratios/Supplemental data:
Net assets end of year (000’s)	$207,490	$258,188	$329,661	$381,054	$413,796
Ratio of expenses to average net assets (2)	0.95%	0.95%	0.91%	0.92%	0.93%
Ratio of net investment income to average net assets (2)	1.46%	1.75%	1.41%	1.09%	1.49%
Portfolio Turnover	159%	151%	171%	111%	215%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(N) in Notes to Financial Statements).

25

PremierVIT

OpCap Mid Cap Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of year	$15.58	$15.93		$14.29		$14.27		$12.13
Investment Operations:
Net investment income (loss)	0.08	0.03		(0.05)		(0.07)		0.00	*
Net realized and change in unrealized gain on investments and foreign currency transactions	1.06	1.89		2.29		2.78		3.84
Total from investment operations	1.14	1.92		2.24		2.71		3.84
Dividends and Distributions to Shareholders from:
Net investment income	(0.03)	—		—		(0.02)		—
Net realized gains	(0.48)	(2.27)		(0.60)		(2.67)		(1.70)
Total dividends and distributions to shareholders	(0.51)	(2.27)		(0.60)		(2.69)		(1.70)
Net asset value, end of year	$16.21	$15.58		$15.93		$14.29		$14.27
Total Return (1)	7.23%	13.06%		16.18%		19.34%		32.42%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$80,l84	$69,146		$9,949		$9,861		$11,635
Ratio of expenses to average net assets (2)	0.99%	1.01	%(3)	1.07	%(3)	l.03	%(3)	1.02	%(3)
Ratio of net investment income to average net assets	0.46%	0.31	%(3)	(0.32	)%(3)	(0.47	)%(3)	0.03	%(3)
Portfolio Turnover	140%	100%		66%		60%		81%
______________
*	Less than $0.005 per share
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See 1(J) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.03% and 0.29%, respectively, for the year ended December 31, 2006; 1.54% and (0.79)%, respectively for the year ended December 31, 2005; 1.30% and (0.74)%, respectively for the year ended December 31, 2004; 1.26% and (0.22)%, respectively for the year ended December 31, 2003.

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Premier VIT

OpCap Small Cap Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2007	2006		2005	2004	2003
Net asset value, beginning of year	$36.74	$31.28		$36.15	$30.68	$21.52
Investment Operations:
Net investment income (loss)	0.05	(0.03)		(0.12)	(0.11)	0.05
Net realized and change in unrealized gain (loss) on investments	0.74	7.36		(0.13)	5.59	9.12
Total from investment operations	0.79	7.33		(0.25)	5.48	9.17
Dividends and Distributions to Shareholders from:
Net investment income	—	—		—	(0.01)	(0.01)
Net realized gains	(8.34)	(1.87)		(4.62)	—	—
Total dividends and distributions to shareholders	(8.34)	(1.87)		(4.62)	(0.01)	(0.01)
Net asset value, end of year	$29.19	$36.74		$31.28	$36.15	$30.68
Total Return (1)	0.58%	24.08%		0.06%	17.88%	42.65%
Ratios/Supplemental data:
Net assets end of year (000’s)	$140,004	$175,201		$190,145	$275,319	$248,950
Ratio of expenses to average net assets (2)	0.95%	0.93%		0.92%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	0.15%	(0.06	) %	(0.32)%	(0.30)%	0.23%
Portfolio turnover	69%	99%		94%	102%	136%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See(1)(G) in Notes to Financial Statements).

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For investors who want more information about the Portfolios, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In each Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolios’ annual and semiannual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolios’ annual and semiannual reports and information on the Portfolios’ portfolio holdings also are available at www.allianzinvestors.com.

You can review and copy the Portfolios’ shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

Premier VIT Equity Portfolio Managed Portfolio Mid Cap Portfolio Small Cap Portfolio

•         After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Telephone: 1-202-551-8090

•         Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.

File # 811-08512

PREMIER VIT

Prospectus dated May 1, 2008

PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolio (the “Portfolio”):

OpCap Balanced Portfolio (“Balanced Portfolio”)

Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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RISK/RETURN SUMMARY

Investment Goals	Balanced Portfolio	Growth of capital and investment income

Principal Investment Strategies

The Balanced Portfolio invests in equity and debt securities that the investment sub-adviser believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities.

Investment Philosophy

OpCap Advisors LLC (“OpCap Advisors”) is the investment adviser to the Portfolio. OpCap Advisors has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Portfolio;.

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.
When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

•         A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company’s potential to add economic value.

• Price – Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:
• Financial statements
• Market share analysis
• Unit volume growth
• Barriers to entry
• Pricing policies
• Management record
Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:

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• Substantial and growing discretionary cash flow
• Strong shareholder value-oriented management
• Valuable consumer or commercial franchises
• High returns on capital
• Favorable price to intrinsic value relationship

In selecting debt securities, Oppenheimer Capital analyzes yield relationships between different sectors and among securities along the yield curve. Oppenheimer Capital seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, Oppenheimer Capital supplements its traditional credit analysis with an evaluation of an issuer’s asset values.

There can be no assurance that Oppenheimer Capital will achieve its goals.
Principal Risks	Since the Portfolio invests in equity securities, you could lose money or the Portfolio could underperform other investments if any of the following happens:
• The stock market goes down.
• The Portfolio’s investment style (i.e., value or growth) falls out of favor.

•         The Portfolio’s investment sector (e.g., small cap, mid cap, foreign or emerging markets securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid.

• The market does not recognize certain stocks as being undervalued.
• The stocks selected for growth potential do not achieve such growth.
Since the Portfolio invests in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:
• Interest rates rise and the bond market declines.
• Bond issuers cannot meet their obligations.
• As a result of pre-payments, the Portfolios may have to reinvest at lower rates.
Bar Chart & Performance Table

The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of the Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio. Prior to May 1, 2004, due to a reorganization which occurred on April 30, 2004, in which all assets of the LSA Balanced Fund were transferred to the Balanced Portfolio in return for shares of the Balanced Portfolio, performance for the Balanced Portfolio represents that of the LSA Balanced Fund, a series of the LSA Variable Series Trust, adjusted to reflect fees and expenses attributable to the Balanced Portfolio.

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The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio’s performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

During the periods shown in the bar chart, the highest quarterly return was 14.86% (for the quarter ended 6/30/03) and the lowest quarterly return was (14.02)% (for the quarter ended 6/30/02).

The following table shows the average annual returns for the Portfolio. Prior to May 1, 2004, performance of the Portfolio reflects the performance of the LSA Balanced Fund, adjusted to reflect the fees and expenses attributable to the Portfolio. The table gives some indication of the risks of the Portfolio by comparing the performance of the Portfolio with a broad measure of market performance. For the Balanced Portfolio, a blended benchmark constructed by OpCap Advisors that is comprise 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Master Bond Index is provided as a more appropriate benchmark for comparison to this Portfolio, which invests in a mix of equity and fixed income securities, than either the S&P 500 Index or the Merrill Lynch Corporate Master Bond Index alone.

Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years/ Since Inception
Balanced Portfolio	(4.44)%	9.27%	4.73	%*
60% S&P 500 / 40% Merrill Lynch Corporate Master Bond Index	5.28%	9.72%	4.91	%*
*since Portfolio inception: 10/1/99

Fees & Expenses

The following table describes the fees and expenses associated with buying and holding shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

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Shareholder Fees (fees paid directly from your investment)	Not applicable

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Fees and Expenses Waived or Reimbursed(1)	Net Portfolio Operating Expenses(2)
Balanced	0.80%	None	0.37%	1.17%	0.17%	1.00%
(1)

OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of the Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
Balanced	$102	$318	$552	$1,225

PRINCIPAL INVESTMENT STRATEGIES

Q	What is the Portfolio’s investment objective?
A	Growth of capital and investment income.
Q	What is the Portfolio’s investment program?
A

The Portfolio invests in equity and debt securities that Oppenheimer Capital believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. The Portfolio seeks debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer’s credit improves. Oppenheimer Capital seek to find convertible securities that have the potential for investment income prior to conversion and capital growth. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over-the-counter markets. The Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

6

Q	What are the potential rewards of investing in the Portfolio?
A

The Portfolio’s mix of equity securities, convertible securities and debt securities may result in the Portfolio’s being less volatile than the market. The Portfolio’s ability to choose from several classes of securities may result in identification of better investment opportunities when compared with a fund that must invest primarily in only one class of securities, for example stocks or bonds, but not both.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio, are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk and Management Risk Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of investing in the Portfolio are identified in the Principal Investment Strategies and are summarized in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in the Portfolio.

Market Risk

The market price of a security owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The Portfolio normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Portfolio is that the equity securities in its portfolio will decline in value due to factors affecting the equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons that are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

7

Value Securities Risk

The Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not reach the value that the portfolio manager anticipates.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling such illiquid securities at an advantageous time or price. The Portfolio with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Each of the Portfolios may purchase and sell derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

Sector Risk

In addition to other risks, to the extent that the Portfolio invests a substantial portion of its assets in related industries (or “sectors”) it may have greater risk because companies in these sectors may share common characteristics and may react similarly to market, legal or regulatory developments.

Foreign (non-U.S.) Investment Risk

Since the Portfolio may invest in foreign securities it may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of the Portfolios may increase its percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

8

Currency Risk

To the extent the Portfolio invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The Portfolio may engage in transactions that give rise to forms of leverage.

Fixed Income Risk

To the extent that the Portfolio purchases fixed income securities such as bonds or notes, they will be subject to fixed income risk. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception, of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in the Portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Credit Risk

The Portfolio is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

High Yield Risk

A Portfolio that invests in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Portfolio’s ability to sell them (liquidity risk).

Asset Allocation Risk

The Portfolio may invest in a mix of equity and fixed income securities. The portfolio managers of the Portfolio may make allocation decisions that turn out not to be as favorable as a different allocation.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. OpCap Advisors, the ssub-advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

9

INVESTMENT POLICIES

Q	Can the Portfolio change its investment objective and investment policies?
A

Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

Q	Can the Portfolio use derivative instruments?
A	Yes. The Portfolio may purchase and sell derivative instruments, including:
•	futures contracts
•	options, including options on futures contracts and options on stock indices
•	forward foreign currency contracts
•	covered calls and puts written on individual securities
•	uncovered calls and puts
•	swaps and swaptions

The Portfolio may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Portfolio also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Does the Portfolio expect to engage in short-term trading?
A	The Portfolio does not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.
Q	Can the Portfolio vary from their investment goals?
A

Under unusual market conditions or when the Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT

OpCap Advisors

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

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OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors, which has acted as an investment adviser since 1987, serves as investment adviser and administrator to registered investment companies. OpCap Advisors has approximately $363.9 million of assets under management as of March 31, 2008. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Oppenheimer Capital is responsible for the day-to-day management of the Portfolio.

The Fund pays OpCap Advisors a fee in return for providing or arranging for the provision of investment advisory services. OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to the Portfolio. The Fund paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2007:

Balanced Portfolio	0.80%*

*Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio does not exceed 1.00% (net of any expense offset) of their respective average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018. Following the fee waivers, OpCap Advisors received 0.63% as a percentage of average daily net assets for the EquityPortfolio.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Funds’ most recent semi-annual report to shareholders dated June 30, 2007.

Oppenheimer Capital

Founded in 1969, Oppenheimer Capital has approximately $19.5 billion of assets under management as of March 31, 2008. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

Portfolio Managers

Oppenheimer Capital

The following individuals of Oppenheimer Capital have or share primary responsibility for managing the Portfolio.

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Colin Glinsman, is Chief Investment Officer of Officer of Oppenheimer Capital’s Value/Core Equity platform and is the portfolio manager of the Portfolio. He joined Oppenheimer Capital in 1989. Mr. Glinsman holds a BA from Yale University and an MS from New York University.

Matthew Greenwald, Senior Vice President at Oppenheim Capital, is the portfolio manager of the Portfolio. Mr. Greenwald is a portfolio manager/analyst in Oppenheimer Capital’s fixed income group that manages the Portfolio and he has been an investment professional associated with the Balanced Portfolio since December 2002. Mr. Greenwald joined Oppenheimer Capital in 1989. He holds a BA from Pennsylvania State University and an MS and an MBA from Columbia University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolio.

Regulatory and Litigation Matters

In June and September 2004, certain affiliates of OpCap Advisors (the “Affiliates”) including Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which one of the Affiliates serves as investment adviser and another as principal underwriter. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by one of the Affiliates. The Affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Affiliates or related injunctions.

The Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this Prospectus.

SHARE PRICE

The Fund calculates the Portfolio’s share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the “NYSE Close”). Net asset value per share is computed by adding up the total value of the Portfolio’s investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

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Net Asset Value =	Total Portfolio Investments + Other Assets – Liabilities
Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value the Portfolio’s investments unless securities do not have readily available market quotations or are short-term debt securities. When the Fund uses a fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund’s Board of Trustees. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities may trade on days when the Portfolio does not price its shares so the value of foreign securities owned by the Portfolio may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of a foreign market but before the NYSE Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value according to methods approved by the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolio’s shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

The Portfolio intends to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four

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investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Portfolio fails to meet the diversification requirement under Section 817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

INVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolio are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolio.

Under certain circumstances, the Fund and the Portfolio reserve the right to:

•	suspend the offering of Portfolio shares
•	reject any exchange or investment order
•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
•	change, suspend or revoke the exchange privilege
•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Administrative Service Fees Paid to Insurance Company Sponsors

OpCap Advisors may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolio (the “Insurance Company Sponsors”). The Administrative Payments are made from OpCap Advisors’ own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative

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service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by the Portfolio and OpCap Advisors’ ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolio is available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in the Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectus, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of the Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

MARKET TIMING POLICY

Frequent, short term trading in shares of the Portfolio could be harmful to the Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of the Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause the Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolio or their shareholders. The Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolio and accounts under common ownership or control.

As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolio pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.

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The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within the Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of the Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of the Portfolio’s securities. See “Share Price” above for more information.

PORTFOLIO HOLDINGS POLICY

The Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities are available in the Fund’s Statement of Additional Information. In sum, on or about the first day of each month, OpCap Advisors will post the Portfolio’s complete schedule of portfolio holdings information on its website at www.allianzinvestors.com, current as of the month end prior to the immediately preceding month. This information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without advance notice.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a shareholder understand the Portfolio’s financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

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Premier VIT

OpCap Balanced Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

		Year ended December 31
	2007	2006	2005	2004*	2003*
Net asset value, beginning of year	$11.34	$10.62	$10.86	$10.25	$8.02
Investment Operations:
Net investment income	0.19	0.15	0.09	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.61)	0.96	0.20	1.03	2.30
Total from investment operations	(0.42)	1.11	0.29	1.07	2.34
Dividends and Distributions to Shareholders from:
Net investment income	(0.15)	(0.09)	(0.03)	(0.01)	(0.11)
Net realized gains	(0.78)	(0.30)	(0.50)	(045)	—
Total dividends and distributions to shareholders	(0.93)	(0.39)	(0.53)	(0.46)	(0.11)
Net asset value, end of year	$9.99	$11.34	$10.62	$10.86	$10.25
Total Return (1)	(4.44)%	10.80%	2.74%	10.80%	29.22%
Ratios/Supplemental data:
Net assets end of year (000’s)	$24,551	$29,677	$29,240	$30,120	$28,281
Ratio of expenses to average net assets (2)(3)	1.00%	1.00%	1.00%	1.04%	1.10%
Ratio of net investment income to average net assets (2)	1.62%	1.33%	0.82%	0.43%	0.97%
Portfolio turnover	111%	105%	89%	146%	139%

____________________

*

The financial information for the fiscal periods prior to April 30, 2004 reflects the financial information for the LSA Balanced Fund which was reorganized into OpCap Balanced Portfolio as of the close of business on April 30, 2004.

(1)	Assumes reinvestment of all dividends and distributions.
(2)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fee and assumed or reimbursed a portion of the Portfolio’s expenses. If such waivers and assumptions/reimbursement had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.17% and 1.45%, respectively, for the year ended December 31, 2007; 1.11% and 1.22%, respectively, for the year ended December 31, 2006; 1.31% and 0.51%, respectively, for the year ended December 31, 2005; 1.41% and 0.06%, respectively, for the year year ended December 31, 2004 and 2.06% and 0.01%, respectively, for the year ended December 31, 2003.

(3)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (see (1)(I) in Notes to Financial Statements).

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For investors who want more information about the Portfolio, the following documents are available free upon request:	Premier VIT Balanced Portfolio

Annual/Semi-annual Reports: Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolio’s annual and semiannual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolio’s annual and semiannual reports and information on the Portfolio’s portfolio holdings also are available at www.allianzinvestors.com.

You can review and copy the Portfolio’s shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•         After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
Telephone: 1-202-551-8090

• Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.

PREMIER VIT

Prospectus dated May 1, 2008

PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolio (the “Portfolio”):

OpCap Equity Portfolio (“Equity Portfolio”)

Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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RISK/RETURN SUMMARY

Investment Goals	Equity Portfolio Long term capital appreciation
Principal Investment Strategies

The Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment sub-adviser believes are undervalued in the marketplace.

Investment Philosophy

OpCap Advisors LLC (“OpCap Advisors”) is the investment adviser to the Portfolio. OpCap Advisors has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Portfolio.

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.
When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

•         A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company’s potential to add economic value.

• Price – Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:
• Financial statements
• Market share analysis
• Unit volume growth
• Barriers to entry
• Pricing policies
• Management record
Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:

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• Substantial and growing discretionary cash flow
• Strong shareholder value-oriented management
• Valuable consumer or commercial franchises
• High returns on capital
• Favorable price to intrinsic value relationship
There can be no assurance that Oppenheimer Capital will achieve its goals.
Principal Risks	Since the Portfolio invests in equity securities, you could lose money or the Portfolio could underperform other investments if any of the following happens:
• The stock market goes down.
• The Portfolio’s investment style (i.e., value or growth) falls out of favor.

•         The Portfolio’s investment sector (e.g., small cap, mid cap, foreign or emerging markets securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid.

• The market does not recognize certain stocks as being undervalued.
• The stocks selected for growth potential do not achieve such growth.
Bar Chart & Performance Table

The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of the Portfolio and by showing the highest and lowest quarterly return during the same period for the Portfolio.

The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio’s performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

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During the periods shown in the bar chart, the highest quarterly return was 17.35% (for the quarter ended 6/30/03) and the lowest quarterly return was (20.84)% (for the quarter ended 9/30/02).

The following table shows the average annual returns for the Equity Portfolio. The table gives some indication of the risks of the Portfolio by comparing the performance of the Portfolio with a broad measure of market performance.

Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Equity Portfolio	4.11%	13.08%	5.47%
S&P 500 Index	5.49%	12.83%	5.91%

Fees & Expenses

The following table describes the fees and expenses associated with buying and holding shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Fees and Expenses Waived or Reimbursed(1)	Net Portfolio Operating Expenses(2)
Equity	0.80%	None	0.51%	1.31%	0.31%	1.00%

(1)

OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of the Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
Equity	$102	$318	$552	$1,225

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PRINCIPAL INVESTMENT STRATEGIES

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that Oppenheimer Capital believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Foreign (non U.S.) Investment Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of investing in the Portfolio are identified in the Principal Investment Strategies and are summarized in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in the Portfolio.

Market Risk

The market price of a security owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The Portfolio normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Portfolio is that the equity securities in its portfolio will decline in value due to factors affecting the equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions that are not

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specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons that are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

The Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not reach the value that the portfolio manager anticipates.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling such illiquid securities at an advantageous time or price. The Portfolio with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

The Portfolio may purchase and sell derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. The Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

Sector Risk

In addition to other risks, to the extent that the Portfolio invests a substantial portion of its assets in related industries (or “sectors”) it may have greater risk because companies in these sectors may share common characteristics and may react similarly to market, legal or regulatory developments.

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Foreign (non-U.S.) Investment Risk

Since the Portfolio may invest in foreign securities it may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of the Portfolios may increase its percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

To the extent the Portfolio invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The Portfolio may engage in transactions that give rise to forms of leverage.

Credit Risk

The Portfolio is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. OpCap Advisors, the sub-advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

INVESTMENT POLICIES

Q	Can the Portfolio change its investment objective and investment policies?
A

Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

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Q	Can the Portfolio use derivative instruments?
A	Yes. The Portfolio may purchase and sell derivative instruments, including:
•	futures contracts
•	options, including options on futures contracts and options on stock indices
•	forward foreign currency contracts
•	covered calls and puts written on individual securities
•	uncovered calls and puts
•	swaps and swaptions

The Portfolio may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Portfolio also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Does the Portfolio expect to engage in short-term trading?
A	The Portfolio does not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.
Q	Can the Portfolio vary from their investment goals?
A

Under unusual market conditions or when the Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT

OpCap Advisors

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors, which has acted as an investment adviser since 1987, serves as investment adviser and administrator to registered investment companies. OpCap Advisors has approximately $363.9 million of assets under management as of March 31, 2008. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Oppenheimer Capital is responsible for the day-to-day management of the Portfolio.

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The Fund pays OpCap Advisors a fee in return for providing or arranging for the provision of investment advisory services. OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to the Portfolio. The Fund paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2007:

Equity Portfolio	0.80%*

*

Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio does not exceed 1.00% (net of any expense offset) of their respective average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018. Following the fee waivers, OpCap Advisors received 0.49% as a percentage of average daily net assets for the Equity Portfolio.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Funds’ most recent semi-annual report to shareholders dated June 30, 2007.

Oppenheimer Capital

Founded in 1969, Oppenheimer Capital has approximately $19.5 billion of assets under management as of March 31, 2008. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

Portfolio Managers

Oppenheimer Capital

The following individuals of Oppenheimer Capital have or share primary responsibility for managing the Portfolio.

Robert K. Urquhart, Managing Director and senior portfolio manager/analyst for Oppenheimer Capital’s Large Cap Growth and Strategic Equity Strategies, is the portfolio manager of the Equity Portfolio. Mr. Urquhart joined Oppenheimer Capital in 1999. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolio.

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Regulatory and Litigation Matters

In June and September 2004, certain affiliates of OpCap Advisors (the “Affiliates”) including Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which one of the Affiliates serves as investment adviser and another as principal underwriter. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by one of the Affiliates. The Affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Affiliates or related injunctions.

The Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this Prospectus.

SHARE PRICE

The Fund calculates the Portfolio’s share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the “NYSE Close”). Net asset value per share is computed by adding up the total value of the Portfolio’s investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

Net Asset Value =	Total Portfolio Investments + Other Assets – Liabilities
Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value the Portfolio’s investments unless securities do not have readily available market quotations or are short-term debt securities. When the Fund uses a fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund’s Board of Trustees. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities may trade on days when the Portfolio does not price its shares so the value of foreign securities owned by the Portfolio may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of a foreign market but before the NYSE Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value according to methods approved by the Board of Trustees.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolio’s shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

The Portfolio intends to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Portfolio fails to meet the diversification requirement under Section 817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of

12

tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

INVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolio are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolio.

Under certain circumstances, the Fund and the Portfolio reserve the right to:

•	suspend the offering of Portfolio shares
•	reject any exchange or investment order
•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
•	change, suspend or revoke the exchange privilege
•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Administrative Service Fees Paid to Insurance Company Sponsors

OpCap Advisors may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolio (the “Insurance Company Sponsors”). The Administrative Payments are made from OpCap Advisors’ own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by the Portfolio and OpCap Advisors’ ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolio is available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in the Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectus, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of the Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds

13

available under a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

MARKET TIMING POLICY

Frequent, short term trading in shares of the Portfolio could be harmful to the Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of the Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause the Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolio or their shareholders. The Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolio and accounts under common ownership or control.

As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolio pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.

The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within the Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of the Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of the Portfolio’s securities. See “Share Price” above for more information.

PORTFOLIO HOLDINGS POLICY

The Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities are available in the Fund’s Statement of Additional Information. In sum, on or about the first day of each month, OpCap Advisors will post the Portfolio’s complete schedule of portfolio holdings information on its website at www.allianzinvestors.com, current as of the month end prior to the immediately preceding month. This information will remain accessible on the website until the Fund files its Form N-CSR or

14

Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without advance notice.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a shareholder understand the Portfolio’s financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

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Premier VIT

OpCap Equity Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$41.48		$38.38		$36.00		$32.46		$25.63
Investment Operations:
Net investment income	0.26		0.22		0.16		0.15		0.31
Net realized and unrealized gain on investments	1.63		5.35		2.37		3.70		6.89
Total from investment operations	1.89		5.57		2.53		3.85		7.20
Dividends and Distributions to Shareholders from:
Net investment income	(0.27)		(0.18)		(0.15)		(0.31)		(0.37)
Net realized gains	(6.83)		(2.29)		—		—		—
Total dividends and distributions to shareholders	(7.10)		(2.47)		(0.15)		(0.31)		(0.37)
Net asset value, end of year	$36.27		£41.48		$38.38		£36.00		$32.46
Total Return (1)	4.11%		15.28%		7.04%		11.93%		28.57%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$15,780		$20,185		$28,810		$39,388		$40,041
Ratio of expenses to average net assets (2)	1.00	%(3)	1.01	%(3)	1.02	%(3)	1.01	%(3)	1.00%
Ratio of net investment income to average net assets	0.56	%(3)	0.50	%(3)	0.35	%(3)	0.41	%(3)	1.02%
Portfolio Turnover	88%		63%		92%		144%		7%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (see (l)(G) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.31% and 0.25%, respectively, for the year ended December 31, 2007; 1.16% and 0.35%, respectively for the year ended December 31, 2006; 1.05% and 0.32%, respectively for the year ended December 31, 2005; and 1.03% and 0.39%, respectively, for the year ended December 31, 2004.

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For investors who want more information about the Portfolio, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolio’s annual and semiannual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolio’s annual and semiannual reports and information on the Portfolio’s portfolio holdings also are available at www.allianzinvestors.com.

You can review and copy the Portfolio’s shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•         After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102. Telephone: 1-202-551-8090

•         Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.

File # 811-08512

Premier VIT Equity Portfolio

17

PREMIER VIT

Prospectus dated May 1, 2008

PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolio (the “Portfolio”):

OpCap Managed Portfolio (“Managed Portfolio”)

Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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RISK/RETURN SUMMARY

Investment Goals	Managed Portfolio	Growth of capital over time

Principal Investment Strategies	The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the sub-adviser’s judgment.

Investment Philosophy

OpCap Advisors LLC (“OpCap Advisors”) is the investment adviser to the Portfolio. OpCap Advisors has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Portfolio.

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.
When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

•         A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company’s potential to add economic value.

• Price – Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:
• Financial statements
• Market share analysis
• Unit volume growth
• Barriers to entry
• Pricing policies
• Management record

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Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:
• Substantial and growing discretionary cash flow
• Strong shareholder value-oriented management
• Valuable consumer or commercial franchises
• High returns on capital
• Favorable price to intrinsic value relationship

In selecting debt securities, Oppenheimer Capital analyzes yield relationships between different sectors and among securities along the yield curve. Oppenheimer Capital seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, Oppenheimer Capital supplements its traditional credit analysis with an evaluation of an issuer’s asset values.

There can be no assurance that Oppenheimer Capital will achieve its goals.

PIMCO acts as the sub-adviser for a portion of the Portfolio. In selecting debt securities, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.

There can be no assurance that PIMCO will achieve its goals.

Principal Risks	Since the Portfolio invests in equity securities, you could lose money or the Portfolio could underperform other investments if any of the following happens:
• The stock market goes down.
• The Portfolio’s investment style (i.e., value or growth) falls out of favor.

•         The Portfolio’s investment sector (e.g., small cap, mid cap, foreign or emerging markets securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid.

• The market does not recognize certain stocks as being undervalued.
• The stocks selected for growth potential do not achieve such growth.

4

Since the Portfolio invests in debt securities, you could lose money or those Portfolio could underperform other investments if any of the following events occur:
• Interest rates rise and the bond market declines.
• Bond issuers cannot meet their obligations.
• As a result of pre-payments, the Portfolios may have to reinvest at lower rates.
Bar Chart & Performance Table

The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of the Portfolio and by showing the highest and lowest quarterly return during the same period for the Portfolio.

The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio’s performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

During the periods shown in the bar chart, the highest quarterly return was 11.90% (for the quarter ended 6/30/03) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

The following table shows the average annual returns for the Portfolio. The table gives some indication of the risks of the Portfolio by comparing the performance of the Portfolio with a broad measure of market performance.

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Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Managed Portfolio	2.76%	9.85%	4.55%
S&P 500 Index	5.49%	12.83%	5.91%

Fees & Expenses

The following table describes the fees and expenses associated with buying and holding shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Fees and Expenses Waived or Reimbursed(1)	Net Portfolio Operating Expenses(2)
Managed	0.80%	None	0.15%	0.95%	0.00%	0.95%
(1)

OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of the Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
Managed	$97	$303	$525	$1,166

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PRINCIPAL INVESTMENT STRATEGIES

Q	What is the Portfolio’s investment objective?
A

Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital’s and PIMCO’s assessments of the relative outlook for such investments.

Q	What is the Portfolio’s investment program?
A

The Portfolio seeks to meet its objective by investing in common stocks, bonds, derivative instruments and cash equivalents in varying percentages based on Oppenheimer Capital’s and PIMCO’s view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio may purchase securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities (collectively, “Fixed Income Instruments”), and derivatives (for example, futures, options, swaps and swaptions) based on Fixed Income Instruments. With respect to the Fixed Income Instruments held by the Portfolio, up to 30% of the portion advised by PIMCO may be invested in securities denominated in currencies other than the U.S. dollar. This limitation does not apply to U.S. dollar-denominated securities of non U.S. issuers. The foreign currency exposure of the PIMCO-advised portion of the Portfolio is limited to 10% of these assets, and includes direct holdings in foreign currency and any unhedged positions in securities denominated in currencies other than the U.S. dollar. In addition, the Portfolio may also invest up to 10% of the portion advised by PIMCO in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds (“RIBs”). See description of municipal bonds and RIBs in “Summary of Principal Risks” herein. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if in the judgment of Oppenheimer Capital equity securities are not an attractive investment.

Q	What are the potential rewards of investing in the Portfolio?
A	The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

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Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk, Derivatives Risk, Emerging Markets Risk, Fixed Income Risk, Municipal Bonds Risk, Mortgage Risk, Currency Risk, Management Risk and Foreign (non U.S.) Investment Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of investing in the Portfolio are identified in the Principal Investment Strategies and are summarized in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in the Portfolio.

Market Risk

The market price of a security owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The Portfolio normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Portfolio is that the equity securities in its portfolio will decline in value due to factors affecting the equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons that are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

The Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not reach the value that the portfolio manager anticipates.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling such illiquid securities at an advantageous time or price. The Portfolio with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Derivatives Risk

The Portfolio may purchase and sell derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. The Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market, legal or regulatory developments.

Foreign (non-U.S.) Investment Risk

Since the Portfolio may invest in foreign securities it may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of the Portfolios may increase its percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

To the extent the Portfolio invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The Portfolio may engage in transactions that give rise to forms of leverage.

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Fixed Income Risk

To the extent that the Portfolio purchases fixed income securities such as bonds or notes, they will be subject to fixed income risk. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception, of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in the Portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the PIMCO-advised portion of Managed Portfolio may invest include municipal lease obligations. The Managed Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

The PIMCO-advised portion of Managed Portfolio may invest up to 10% in residual interest bonds (“RIBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage Risk

A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

Credit Risk

The Portfolio is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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High Yield Risk

Portfolios that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Portfolio’s ability to sell them (liquidity risk).

Asset Allocation Risk

Certain Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of these Portfolios may make allocation decisions that turn out not to be as favorable as a different allocation.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. OpCap Advisors, the sub-advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

INVESTMENT POLICIES

Q	Can the Portfolio change its investment objective and investment policies?
A

Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

Q	Can the Portfolio use derivative instruments?
A	Yes. The Portfolio may purchase and sell derivative instruments, including:
•	futures contracts
•	options, including options on futures contracts and options on stock indices
•	forward foreign currency contracts
•	covered calls and puts written on individual securities
•	uncovered calls and puts
•	swaps and swaptions

The Portfolio may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Portfolio also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

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Q	Does the Portfolio expect to engage in short-term trading?
A	The Portfolio does not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.
Q	Can the Portfolio vary from their investment goals?
A

Under unusual market conditions or when the Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT

OpCap Advisors

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors, which has acted as an investment adviser since 1987, serves as investment adviser and administrator to registered investment companies. OpCap Advisors has approximately $363.9 million of assets under management as of March 31, 2008. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Oppenheimer Capital and PIMCO are responsible for the day-to-day management of the Portfolio.

The Fund pays OpCap Advisors a fee in return for providing or arranging for the provision of investment advisory services. OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. OpCap Advisors also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for a portion of the assets of the Portfolio. The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to the Portfolio. The Fund paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2007:

Managed Portfolio	0.80%*
*

Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio does not exceed 1.00% (net of any expense offset) of their respective average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018. Following the fee waivers, OpCap Advisors did not reimburse any expenses for Managed Portfolios for the fiscal period ended December 31, 2007.

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A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Funds’ most recent semi-annual report to shareholders dated June 30, 2007.

Oppenheimer Capital

Founded in 1969, Oppenheimer Capital has approximately $19.5 billion of assets under management as of March 31, 2008. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

PIMCO

Founded in 1971, PIMCO has approximately $769.7 billion of assets under management as of March 31, 2008. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and throughout the world. PIMCO has its principal offices at 840 Newport Center Drive, Newport Beach, California 92660.

Portfolio Managers

Oppenheimer Capital

The following individuals of Oppenheimer Capital have or share primary responsibility for managing the Portfolio.

Robert K. Urquhart, Managing Director and senior portfolio manager/analyst for Oppenheimer Capital’s Large Cap Growth and Strategic Equity Strategies, is the co-portfolio manager of the Managed Portfolio, focusing on the equity portion of that Portfolio. Mr. Urquhart joined Oppenheimer Capital in 1999. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.

PIMCO

William H. Gross, Managing Director, Portfolio Manager and Chief Investment Officer of PIMCO, was a founding partner of that firm in 1971. Mr. Gross has had responsibility for the day-to-day management of the fixed income portion of the Managed Portfolio since its inception. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. He is a Chartered Financial Analyst. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolio.

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Regulatory and Litigation Matters

In June and September 2004, certain affiliates of OpCap Advisors (the “Affiliates”) including Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which one of the Affiliates serves as investment adviser and another as principal underwriter. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by one of the Affiliates. The Affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Affiliates or related injunctions.

The Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this Prospectus.

SHARE PRICE

The Fund calculates the Portfolio’s share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the “NYSE Close”). Net asset value per share is computed by adding up the total value of the Portfolio’s investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

Net Asset Value =	Total Portfolio Investments + Other Assets – Liabilities
Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value the Portfolio’s investments unless securities do not have readily available market quotations or are short-term debt securities. When the Fund uses a fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund’s Board of Trustees. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities may trade on days when the Portfolio does not price its shares so the value of foreign securities owned by the Portfolio may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of a foreign market but before the NYSE Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value according to methods approved by the Board of Trustees.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolio’s shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

The Portfolio intends to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Portfolio fails to meet the diversification requirement under Section 817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences

15

in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

INVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolio are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolio.

Under certain circumstances, the Fund and the Portfolio reserve the right to:

•	suspend the offering of Portfolio shares
•	reject any exchange or investment order
•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
•	change, suspend or revoke the exchange privilege
•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Administrative Service Fees Paid to Insurance Company Sponsors

OpCap Advisors may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolio (the “Insurance Company Sponsors”). The Administrative Payments are made from OpCap Advisors’ own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by the Portfolio and OpCap Advisors’ ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolio is available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in the Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectus, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the

16

Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of the Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

MARKET TIMING POLICY

Frequent, short term trading in shares of the Portfolio could be harmful to the Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of the Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause the Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolio or their shareholders. The Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolio and accounts under common ownership or control.

As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolio pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.

The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within the Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of the Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of the Portfolio’s securities. See “Share Price” above for more information.

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PORTFOLIO HOLDINGS POLICY

The Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities are available in the Fund’s Statement of Additional Information. In sum, on or about the first day of each month, OpCap Advisors will post the Portfolio’s complete schedule of portfolio holdings information on its website at www.allianzinvestors.com, current as of the month end prior to the immediately preceding month. This information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without advance notice.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a shareholder understand the Portfolio’s financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

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Premier VIT

OpCap Managed Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$41.48	$43.08	$42.73	$39.13	$32.77
Investment Operations:
Net investment income	0.73	0.81	0.65	0.48	0.56
Net realized and change in unrealized gain on investments options written, swaps, futures and foreign currency transactions	0.48	2.96	1.55	3.70	6.42
Total from investment operations	1.21	3.77	2.20	4.18	6.98
Dividends and Distributions to Shareholders from:
Net investment income	(0.93)	(0.75)	(0.50)	(0.58)	(0.62)
Net realized gains	(3.14)	(4.62)	(1.35)	—	—
Total dividends and distributions to shareholders	(4.07)	(5.37)	(1.85)	(0.58)	(0.62)
Net asset value, end of year	$38.62	$41.48	$43.08	$42.73	$39.13
Total Return (1)	2.76%	9.65%	5.28%	10.77%	21.75%
Ratios Supplemental data:
Net assets end of year (000’s)	$207,490	$258,188	$329,661	$38l,054	$413,796
Ratio of expenses to average net assets (2)	0.95%	0.95%	0.91%	0.92%	0.93%
Ratio of net investment income to average net assets (2)	1.46%	1.75%	1.41%	1.09%	1.49%
Portfolio Turnover	159%	151%	171%	111%	215%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(N) in Notes to Financial Statements).

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For investors who want more information about the Portfolio, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolio’s annual and semiannual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolio’s annual and semiannual reports and information on the Portfolio’s portfolio holdings also are available at www.allianzinvestors.com.

You can review and copy the Portfolio’s shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•         After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission,
Washington, D.C. 20549-0102.

Telephone: 1-202-551-8090

•         Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.

File # 811-08512

Premier VIT Managed Portfolio

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PREMIER VIT

Prospectus dated May 1, 2008

PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolio (the “Portfolio”):

OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)

Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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RISK/RETURN SUMMARY

Investment Goals	Mid Cap Portfolio	Long term capital appreciation

Principal Investment Strategies

The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.

Investment Philosophy

OpCap Advisors LLC (“OpCap Advisors”) is the investment adviser to the Portfolio. OpCap Advisors has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Portfolio.

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.
When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

•         A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company’s potential to add economic value.

• Price – Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:
• Financial statements
• Market share analysis
• Unit volume growth
• Barriers to entry
• Pricing policies
• Management record

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Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:
• Substantial and growing discretionary cash flow
• Strong shareholder value-oriented management
• Valuable consumer or commercial franchises
• High returns on capital
• Favorable price to intrinsic value relationship
There can be no assurance that Oppenheimer Capital will achieve its goals.

Principal Risks	Since the Portfolio invests in equity securities, you could lose money or the Portfolio could underperform other investments if any of the following happens:
• The stock market goes down.
• The Portfolio’s investment style (i.e., value or growth) falls out of favor.

•         The Portfolio’s investment sector (e.g., small cap, mid cap, foreign or emerging markets securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid.

• The market does not recognize certain stocks as being undervalued.
• The stocks selected for growth potential do not achieve such growth.
Bar Chart & Performance Table

The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of the Portfolio and by showing the highest and lowest quarterly return during the same period for the Portfolio.

The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio’s performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

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During the periods shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was (14.41)% (for the quarter ended 9/30/01).

The following table shows the average annual returns for the Portfolio. The table gives some indication of the risks of the Portfolio by comparing the performance of the Portfolio with a broad measure of market performance.

Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years/ Since Inception
Mid Cap Portfolio	7.23%	17.36%	12.89%*
S&P 400 Mid Cap Index	7.98%	16.20%	11.51%*
*since Portfolio inception: 2/9/98

Fees & Expenses

The following table describes the fees and expenses associated with buying and holding shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Fees and Expenses Waived or Reimbursed(1)	Net Portfolio Operating Expenses(2)
Mid Cap	0.80%	None	0.19%	0.99%	0.00%	0.99%

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(1)

OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of the Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
Mid Cap	$101	$315	$547	$1,213

PRINCIPAL INVESTMENT STRATEGIES

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over-the-counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed. The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”).

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

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Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolios are Market Risk, Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk, REIT Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of investing in the Portfolio are identified in the Principal Investment Strategies and are summarized in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in the Portfolio.

Market Risk

The market price of a security owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The Portfolio normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Portfolio is that the equity securities in its portfolio will decline in value due to factors affecting the equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons that are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

The Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not reach the value that the portfolio manager anticipates.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may

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depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to this risk.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling such illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

The Portfolio may purchase and sell derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. The Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

Initial Public Offering Risk

Investments in initial public offerings (“IPOs”) are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. The investment performance of the Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.

Sector Risk

In addition to other risks, to the extent that the Portfolio invests a substantial portion of its assets in related industries (or “sectors”) it may have greater risk because companies in these sectors may share common characteristics and may react similarly to market, legal or regulatory developments.

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Foreign (non-U.S.) Investment Risk

Since the Portfolio may invest in foreign securities it may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of the Portfolios may increase its percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

To the extent the Portfolio invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The Portfolio may engage in transactions that give rise to forms of leverage.

Fixed Income Risk

To the extent that the Portfolio purchases fixed income securities such as bonds or notes, they will be subject to fixed income risk. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception, of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in the Portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Credit Risk

The Portfolio is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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REIT Risk

To the extent that a Portfolio invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate , environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning law, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Portfolio invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. OpCap Advisors, the sub-advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

INVESTMENT POLICIES

Q	Can the Portfolio change its investment objective and investment policies?
A

Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

Q	Can the Portfolio use derivative instruments?
A	Yes. The Portfolio may purchase and sell derivative instruments, including:
•	futures contracts
•	options, including options on futures contracts and options on stock indices
•	forward foreign currency contracts
•	covered calls and puts written on individual securities
•	uncovered calls and puts
•	swaps and swaptions

The Portfolio may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Portfolio also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Does the Portfolio expect to engage in short-term trading?
A	The Portfolio does not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.

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Q	Can the Portfolio vary from their investment goals?
A

Under unusual market conditions or when the Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT

OpCap Advisors

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors, which has acted as an investment adviser since 1987, serves as investment adviser and administrator to registered investment companies. OpCap Advisors has approximately $363.9 million of assets under management as of March 31, 2008. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Oppenheimer Capital is responsible for the day-to-day management of the Portfolio.

The Fund pays OpCap Advisors a fee in return for providing or arranging for the provision of investment advisory services. OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to the Portfolio. The Fund paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2007:

Mid Cap Portfolio	0.80%*
*

Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio does not exceed 1.00% (net of any expense offset) of their respective average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018. Following the fee waivers, OpCap Advisors did not reimburse any expenses for the Portfolio for the fiscal period ended December 31, 2007.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Funds’ most recent semi-annual report to shareholders dated June 30, 2007.

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Oppenheimer Capital

Founded in 1969, Oppenheimer Capital has approximately $19.5 billion of assets under management as of March 31, 2008. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

Portfolio Managers

Oppenheimer Capital

The following individuals of Oppenheimer Capital have or share primary responsibility for managing the Portfolio.

Nicholas Frelinghuysen, Senior Vice President at Oppenheimer Capital, is the portfolio manager of the Mid Cap Portfolio. Mr. Frelinghuysen serves as a Senior Research Analyst for Oppenheimer Capital since 1999. Mr. Frelinghuysen holds a BA from Princeton University and an MBA from the University of Pennsylvania’s Wharton School of Business.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolio.

Regulatory and Litigation Matters

In June and September 2004, certain affiliates of OpCap Advisors (the “Affiliates”) including Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which one of the Affiliates serves as investment adviser and another as principal underwriter. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by one of the Affiliates. The Affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Affiliates or related injunctions.

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The Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this Prospectus.

SHARE PRICE

The Fund calculates the Portfolio’s share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the “NYSE Close”). Net asset value per share is computed by adding up the total value of the Portfolio’s investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

Net Asset Value =	Total Portfolio Investments + Other Assets – Liabilities
Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value the Portfolio’s investments unless securities do not have readily available market quotations or are short-term debt securities. When the Fund uses a fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund’s Board of Trustees. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities may trade on days when the Portfolio does not price its shares so the value of foreign securities owned by the Portfolio may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of a foreign market but before the NYSE Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value according to methods approved by the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolio’s shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

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The Portfolio intends to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Portfolio fails to meet the diversification requirement under Section 817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

INVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolio are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolio.

Under certain circumstances, the Fund and the Portfolio reserve the right to:

•	suspend the offering of Portfolio shares

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•	reject any exchange or investment order
•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
•	change, suspend or revoke the exchange privilege
•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Administrative Service Fees Paid to Insurance Company Sponsors

OpCap Advisors may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolio (the “Insurance Company Sponsors”). The Administrative Payments are made from OpCap Advisors’ own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by the Portfolio and OpCap Advisors’ ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolio is available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in the Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectus, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of the Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

MARKET TIMING POLICY

Frequent, short term trading in shares of the Portfolio could be harmful to the Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of the Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause the Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell securities at

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disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolio or their shareholders. The Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolio and accounts under common ownership or control.

As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolio pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.

The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within the Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of the Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of the Portfolio’s securities. See “Share Price” above for more information.

PORTFOLIO HOLDINGS POLICY

The Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities are available in the Fund’s Statement of Additional Information. In sum, on or about the first day of each month, OpCap Advisors will post the Portfolio’s complete schedule of portfolio holdings information on its website at www.allianzinvestors.com, current as of the month end prior to the immediately preceding month. This information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without advance notice.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a shareholder understand the Portfolio’s financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

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PremierVIT

OpCap Mid Cap Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of year	$15.58	$15.93		$14.29		$14.27		$12.13
Investment Operations:
Net investment income (loss)	0.08	0.03		(0.05)		(0.07)		0.00	*
Net realized and change in unrealized gain on investments and foreign currency transactions	1.06	1.89		2.29		2.78		3.84
Total from investment operations	1.14	1.92		2.24		2.71		3.84
Dividends and Distributions to Shareholders from:
Net investment income	(0.03)	—		—		(0.02)		—
Net realized gains	(0.48)	(2.27)		(0.60)		(2.67)		(1.70)
Total dividends and distributions to shareholders	(0.51)	(2.27)		(0.60)		(2.69)		(1.70)
Net asset value, end of year	$16.21	$15.58		$15.93		$14.29		$14.27
Total Return (1)	7.23%	13.06%		16.18%		19.34%		32.42%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$80,184	$69,146		$9,949		$9,861		$11,635
Ratio of expenses to average net assets (2)	0.99%	1.01	%(3)	1.07	%(3)	1.03	%(3)	1.02	%(3)
Ratio of net investment income to average net assets	0.46%	0.31	%(3)	(0.32)	%(3)	(0.47)	%(3)	0.03	%(3)
Portfolio Turnover	140%	100%		66%		60%		81%
______________
*	Less than $0.005 per share
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See 1(J) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.03% and 0.29%, respectively, for the year ended December 31, 2006; 1.54% and (0.79)%, respectively for the year ended December 31, 2005; 1.30% and (0.74)%, respectively for the year ended December 31, 2004; 1.26% and (0.22)%, respectively for the year ended December 31, 2003.

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For investors who want more information about the Portfolio, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolio’s annual and semiannual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolio’s annual and semiannual reports and information on the Portfolio’s portfolio holdings also are available at www.allianzinvestors.com.

You can review and copy the Portfolio’s shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•         After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102. Telephone: 1-202-551-8090

•         Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.

File # 811-08512

Premier VIT Mid Cap Portfolio

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PREMIER VIT

Prospectus dated May 1, 2008

PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolio (the “Portfolio”):

OpCap Small Cap Portfolio (“Small Cap Portfolio”)

Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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RISK/RETURN SUMMARY

Investment Goals	Small Cap Portfolio	Capital appreciation

Principal Investment Strategies

The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that the sub-adviser believes are undervalued in the marketplace

Investment Philosophy

OpCap Advisors LLC (“OpCap Advisors”) is the investment adviser to the Portfolio. OpCap Advisors has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Portfolio.

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.
When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

•         A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company’s potential to add economic value.

• Price – Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:
• Financial statements
• Market share analysis
• Unit volume growth
• Barriers to entry
• Pricing policies
• Management record

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Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:
• Substantial and growing discretionary cash flow
• Strong shareholder value-oriented management
• Valuable consumer or commercial franchises
• High returns on capital
• Favorable price to intrinsic value relationship
Principal Risks

There can be no assurance that Oppenheimer Capital will achieve its goals. Since the Portfolio invests in equity securities, you could lose money or the Portfolio could underperform other investments if any of the following happens:

• The stock market goes down.
• The Portfolio’s investment style (i.e., value or growth) falls out of favor.

•         The Portfolio’s investment sector (e.g., small cap, mid cap, foreign or emerging markets securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid.

• The market does not recognize certain stocks as being undervalued.
• The stocks selected for growth potential do not achieve such growth.

Bar Chart & Performance Table

The chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of the Portfolio and by showing the highest and lowest quarterly return during the same period for the Portfolio.

The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio’s performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

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During the periods shown in the bar chart, the highest quarterly return was 22.56% (for the quarter ended 6/30/03) and the lowest quarterly return was (22.94)% (for the quarter ended 9/30/02).

The following table shows the average annual returns for the Portfolio. The table gives some indication of the risks of the Portfolio by comparing the performance of the Portfolio with a broad measure of market performance.

Average Annual Total Returns for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Small Cap Portfolio	0.58%	15.99%	8.66%
Russell 2000 Index	(1.57)%	16.25%	7.08%
Fees & Expenses

The following table describes the fees and expenses associated with buying and holding shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Fees and Expenses Waived or Reimbursed(1)	Net Portfolio Operating Expenses(2)
Small Cap	0.80%	None	0.15%	0.95%	0.00%	0.95%

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(1)

OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of the Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
Small Cap	$97	$303	$525	$1,166

PRINCIPAL INVESTMENT STRATEGIES

Q	What is the Portfolio’s investment objective?
A	Capital appreciation through a diversified portfolio consisting primarily of securities of smaller market capitalization companies at the time of purchase.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The portfolio manager employs a fundamental, bottom-up process with an emphasis on companies with strong management teams, competitive advantages, and which generate high returns on assets and free cash flow. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies come from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. If additional analysts were to initiate coverage on a particular small cap stock, investor demand for the stock may increase, which could result in capital appreciation.

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Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio changes with the values of the Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of investing in the Portfolio are identified in the Principal Investment Strategies and are summarized in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in the Portfolio.

Market Risk

The market price of a security owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The Portfolio normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Portfolio is that the equity securities in its portfolio will decline in value due to factors affecting the equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons that are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

The Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not reach the value that the portfolio manager anticipates.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may

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depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to this risk.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling such illiquid securities at an advantageous time or price. The Portfolio with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

The Portfolio may purchase and sell derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. The Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

Initial Public Offering Risk

Investments in initial public offerings (“IPOs”) are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. The investment performance of the Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as the Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.

Sector Risk

In addition to other risks, to the extent that the Portfolio invests a substantial portion of its assets in related industries (or “sectors”) it may have greater risk because companies in these sectors may share common characteristics and may react similarly to market, legal or regulatory developments.

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Foreign (non-U.S.) Investment Risk

Since the Portfolio may invest in foreign securities it may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of the Portfolios may increase its percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

To the extent the Portfolio invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The Portfolio may engage in transactions that give rise to forms of leverage.

Credit Risk

The Portfolio is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. OpCap Advisors, the sub-advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

INVESTMENT POLICIES

Q	Can the Portfolio change its investment objective and investment policies?
A

Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

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Q	Can the Portfolio use derivative instruments?
A	Yes. The Portfolio may purchase and sell derivative instruments, including:
•	futures contracts
•	options, including options on futures contracts and options on stock indices
•	forward foreign currency contracts
•	covered calls and puts written on individual securities
•	uncovered calls and puts
•	swaps and swaptions

The Portfolio may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Portfolio also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Does the Portfolio expect to engage in short-term trading?
A	The Portfolio does not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.
Q	Can the Portfolio vary from their investment goals?
A

Under unusual market conditions or when the Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT

OpCap Advisors

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors, which has acted as an investment adviser since 1987, serves as investment adviser and administrator to registered investment companies. OpCap Advisors has approximately $363.9 million of assets under management as of March 31, 2008. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Oppenheimer Capital is responsible for the day-to-day management of the Portfolio.

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The Fund pays OpCap Advisors a fee in return for providing or arranging for the provision of investment advisory services. OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to the Portfolio. The Fund paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2007:

Small Cap Portfolio	0.80%*
*

Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of the Portfolio does not exceed 1.00% (net of any expense offset) of their respective average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2018. Following the fee waivers, OpCap Advisors did not reimburse any expenses for the Portfolio for the fiscal period ended December 31, 2007.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Funds’ most recent semi-annual report to shareholders dated June 30, 2007.

Oppenheimer Capital

Founded in 1969, Oppenheimer Capital has approximately $19.5 billion of assets under management as of March 31, 2008. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

Portfolio Managers

Oppenheimer Capital

The following individual of Oppenheimer Capital has the primary responsibility for managing the Portfolio.

Thomas Browne, Senior Vice President and Portfolio Manager/Analyst for Oppenheimer Capital’s Small Cap Value and Small Cap Core Strategies, is the portfolio manager of the Small Cap Portfolio. Prior to joining the firm in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management. Mr. Browne holds a BBA from the University of Notre Dame and an MBA from New York University’s Stern School of Business.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolio.

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Regulatory and Litigation Matters

In June and September 2004, certain affiliates of OpCap Advisors (the “Affiliates”) including Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which one of the Affiliates serves as investment adviser and another as principal underwriter. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by one of the Affiliates. The Affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Affiliates or related injunctions.

The Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this Prospectus.

SHARE PRICE

The Fund calculates the Portfolio’s share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the “NYSE Close”). Net asset value per share is computed by adding up the total value of the Portfolio’s investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

Net Asset Value =	Total Portfolio Investments + Other Assets – Liabilities
Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value the Portfolio’s investments unless securities do not have readily available market quotations or are short-term debt securities. When the Fund uses a fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund’s Board of Trustees. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities may trade on days when the Portfolio does not price its shares so the value of foreign securities owned by the Portfolio may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of a foreign market but before the NYSE Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value according to methods approved by the Board of Trustees.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolio’s shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

The Portfolio intends to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Portfolio fails to meet the diversification requirement under Section 817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolio. Conflicts could develop for a variety of reasons. For example, differences

13

in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in the Portfolio.

INVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolio are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolio.

Under certain circumstances, the Fund and the Portfolio reserve the right to:

•	suspend the offering of Portfolio shares
•	reject any exchange or investment order
•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
•	change, suspend or revoke the exchange privilege
•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Administrative Service Fees Paid to Insurance Company Sponsors

OpCap Advisors may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolio (the “Insurance Company Sponsors”). The Administrative Payments are made from OpCap Advisors’ own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by the Portfolio and OpCap Advisors’ ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolio is available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in the Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectus, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the

14

Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of the Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

MARKET TIMING POLICY

Frequent, short term trading in shares of the Portfolio could be harmful to the Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of the Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause the Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolio or their shareholders. The Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolio and accounts under common ownership or control.

As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolio pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.

The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within the Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of the Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of the Portfolio’s securities. See “Share Price” above for more information.

PORTFOLIO HOLDINGS POLICY

The Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities are

15

available in the Fund’s Statement of Additional Information. In sum, on or about the first day of each month, OpCap Advisors will post the Portfolio’s complete schedule of portfolio holdings information on its website at www.allianzinvestors.com, current as of the month end prior to the immediately preceding month. This information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without advance notice.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a shareholder understand the Portfolio’s financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

16

Premier VIT

OpCap Small Cap Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$36.74	$31.28	$36.15	$30.68	$21.52
Investment Operations:
Net investment income (loss)	0.05	(0.03)	(0.12)	(0.11)	0.05
Net realized and change in unrealized gain (loss) on investments	0.74	7.36	(0.13)	5.59	9.12
Total from investment operations	0.79	7.33	(0.25)	5.48	9.17
Dividends and Distributions to Shareholders from:
Net investment income	—	—	—	(0.01)	(0.01)
Net realized gains	(8.34)	(1.87)	(4.62)	—	—
Total dividends and distributions to shareholders	(8.34)	(1.87)	(4.62)	(0.01)	(0.01)
Net asset value, end of year	$29.19	$36.74	$31.28	$36.15	$30.68
Total Return (1)	0.58%	24.08%	0.06%	17.88%	42.65%
Ratios/Supplemental data:
Net assets end of year (000’s)	$140,004	$175,201	$190,145	$275,319	$248,950
Ratio of expenses to average net assets (2)	0.95%	0.93%	0.92%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	0.15%	(0.06)%	(0.32)%	(0.30)%	0.23%
Portfolio turnover	69%	99%	94%	102%	136%
______________
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See(l)(G) in Notes to Financial Statements).

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For investors who want more information about the Portfolio, the following documents are available free upon request:	Premier VIT Small Cap Portfolio

Annual/Semi-annual Reports: Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolio’s annual and semiannual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolio’s annual and semiannual reports and information on the Portfolio’s portfolio holdings also are available at www.allianzinvestors.com.

You can review and copy the Portfolio’s shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•         After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission,
Washington, D.C. 20549-0102.
Telephone: 1-202-551-8090

• Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.
File # 811-08512

Statement of Additional Information

Premier VIT

OpCap Balanced Portfolio (“Balanced Portfolio”)

OpCap Equity Portfolio (“Equity Portfolio”)

OpCap Managed Portfolio (“Managed Portfolio”)

OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)

OpCap Small Cap Portfolio (“Small Cap Portfolio”)

NFJ Dividend Value Portfolio (“Dividend Value Portfolio”)

1345 Avenue of the Americas

New York, NY 10105-4800

This Statement of Additional Information (the “Additional Statement” or “SAI”) is not a prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 2008 (the “Prospectus”) of Premier VIT (the “Fund”). Contract owners can obtain copies of the Prospectus by written request to the life insurance company who issued the Contract at the address delineated in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.

The Fund’s most recent Annual Report to shareholders, and the financial statements appearing in the Annual Report, are incorporated by reference into this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

The date of this Statement of Additional Information is May 1, 2008.

INVESTMENT OF ASSETS

In addition to the principal investment strategy of each of the eight portfolios of the Fund (“Portfolios”) discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described in the descriptions below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or specifically by the Portfolio’s own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are either detailed in the prospectus or specifically referred to in the descriptions below of such investment strategy or instrument.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. Certain obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Collateralized Mortgage Obligations (“CMOs”). In addition to securities issued by the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), another type of mortgage-backed security is the CMO, which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, and which may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Investments will only be made in CMOs which are of high quality, as determined by the sub-advisers in accordance with procedures approved by the Board of Trustees.

Commercial Mortgage-Backed Securities (“CMBS”). The Managed Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional, loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

Stripped Mortgage-Backed Securities (“SMBS”). The Managed Portfolio may invest in SMBS. SMBS are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of the other class may receive all of the principal payments. SMBS are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBS is not as fully developed as other markets; SMBS therefore may be illiquid and subject to the 15% limit on illiquid investments set forth in “Investment Restrictions”.

Asset-Backed Securities (“ABS”). The Managed Portfolio may invest in asset-backed securities. Asset-backed securities may be structured as undivided fractional ownership interests in an underlying pool of assets or as debt instruments issued by a special purpose entity organized solely for the purpose of owning these assets and issuing such debt. Examples of assets used to back asset-backed securities include motor vehicle installment sales contracts, installment loans secured by motor vehicles, receivables representing amounts owed by businesses to vendors or other trade creditors and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks. Some asset-backed securities may be subject to prepayment and extension risks. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Trade receivables may also be unsecured.

Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of automobile receivables may not have a proper security interest in all of the obligations backing these receivables. Therefore, it is possible that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Information on Time Deposits and Variable Rate Notes. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investments in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in “Investment Restrictions”.

The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, OpCap Advisors LLC (“OpCap Advisors” or “Investment Adviser”) or if delegated to a sub-adviser, will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios’ investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are fully payable (principal amount plus accrued interest) on demand or within seven days after demand.

Municipal Bonds. The Portfolios may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the States of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds that are purchased may include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing tax power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.

The PIMCO-advised portion of Managed Portfolio may invest up to 10% of these assets in residual interest bonds (‘‘RIBs’’), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Lower Rated Bonds. Each Portfolio (except the Managed Portfolio) may invest up to 5% of its assets in bonds rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Rating Services (“S&P”), Fitch Investors Service, Inc. (“Fitch”) or Duff & Phelps, Inc. (“Duff”). These securities are commonly known as “high yield securities.” The Balanced Portfolio may invest up to 25% of its assets in high yield securities. The Managed Portfolio may invest up to 10% of its total assets in high yield securities. Securities rated less than Baa by Moody’s or BBB- by S&P are classified as non-investment grade securities (also referred to as “junk bonds”) and are considered speculative by those rating agencies. It is the Fund’s policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Investment Adviser’s or a sub-adviser’s own independent and ongoing review of credit quality. High yield securities may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities’ issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for high yield securities may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, high yield securities prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its high yield securities accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its high yield securities investments accurately and rely more heavily on the judgment of the Fund’s Board of Trustees. Prices for high yield securities also may be affected by legislative and regulatory developments. From time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding high yield securities.

Dollar Rolls. The Managed Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”) as well as interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with the Fund’s custodian bank in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

Portfolio Securities Loans. The Fund on behalf of the Managed Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions, provided that the borrower must deposit with the Portfolio collateral, in the form of cash, equal to at least 100% of the market value of the loaned securities, marked to market daily. While the securities are on loan, the borrower must pay the Portfolio any income accruing thereon. The borrower also compensates the Portfolio by paying a loan fee or by allowing the Portfolio to retain any income earned on the investment of the cash collateral in portfolio securities. Although investment of the collateral may increase the Portfolio’s potential return, it will also increase the Portfolio’s potential for loss.

A Portfolio normally will lend securities subject to termination by the Portfolio in the normal settlement time or by the borrower on one day’s notice. The borrower must return the securities, and the Portfolio must return the collateral, when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan is borne by the Portfolio and its shareholders, except that gains cannot be realized if the borrower defaults on its obligation to return the borrowed securities. The Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of securities.

Repurchase Agreements. The Fund on behalf of a Portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Portfolio’s purchase price, with the difference being income to the Portfolio. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. government securities with a market value of not less than 100% of the counterparty’s obligations, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Portfolio.

Repurchase agreements afford a Portfolio an opportunity to earn income on temporarily available cash at low risk. If bankruptcy or insolvency proceedings are commenced with respect to the counterparty before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the security, the Portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

To minimize the risk of counterparty default, the investment adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund.

Reverse Repurchase Agreements. The Fund on behalf of the Managed Portfolio may enter into reverse repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Reverse repurchase agreements are arrangements under which a Portfolio sells securities and agrees to repurchase the securities within a specific time and at a specified price. The repurchase price is generally higher than the Portfolio’s sale price, with the difference representing the cost to the Portfolio of borrowing the cash received on the sale. Reverse repurchase agreements involve the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. Reverse repurchase agreements are considered to be a form of, and are subject to the Fund’s restrictions on, borrowing.

Hedging. Each Portfolio may engage in hedging transactions such as options and futures. Information about the options and futures transactions these Portfolios may enter into is set forth below.

Financial Futures Contracts. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The Managed and Mid Cap Portfolios may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security (“interest rate” futures), on various currencies (“currency” futures) and on such indices of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor’s (“S&P”) 500 Index or the Financial Times Equity Index (“index” futures). With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

Information on Puts and Calls. Subject to each Portfolio’s investment restrictions, each Portfolio may write call and put options and purchase put and call options. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the 15% limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium received on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio’s securities.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase Portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

Options on Futures. Each Portfolio may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options may to some extent be reduced or increased by changes in the value of its securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio’s holdings against the risk of a decline in securities prices.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Stock Index Futures and Related Options. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund’s custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio’s position in the futures contract.

There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio’s holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Portfolio’s securities may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Investment Adviser or a sub-adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge a portfolio’s securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

Derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund (to the extent a Portfolio may invest in derivatives) will typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed.

The Fund may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the portfolio manager to forecast interest rates and other economic factors correctly. If the portfolio manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the portfolio manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Swap Agreements. The Fund (to the extent a Portfolio is permitted to invest in swaps) may enter into interest rate, index, credit and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements and options on swap agreements (“swap options”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the portfolio manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the portfolio manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the 15% limitation on illiquid securities set forth in “Investment Restrictions”. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectus and this Additional Statement) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Regulatory Aspects of Hedging Instruments. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Investment Adviser or a sub-adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when a Portfolio sells a future, the Fund, on behalf of the Portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon expect as set forth in the Fund’s Prospectus or Additional Statement. There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.

Tax Aspects of Hedging Instruments. Each Portfolio in the Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. In connection with the 90% test, amendments to the Internal Revenue Code specify that income from hedging options, futures and other gains derived from hedging investments in securities is qualifying income under the 90% test.

Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, “Section 1256 contracts”) held by a portfolio at the end of each taxable year may be required to be “marked-to-market” for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise tax.

It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

Possible Risk Factors in Hedging. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio’s securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Investment Adviser’s or a sub-adviser’s investment judgment about the general direction of securities prices is incorrect, a Portfolio’s overall performance would be poorer than if it had not entered into a Hedging Transaction.

Also, when a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Investment in Foreign Securities. As described in the Prospectus, the Portfolios may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary Receipts listed on a domestic securities exchange or traded in a domestic or foreign over-the-counter market.

The Portfolios will hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund’s custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom.

Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g., currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

Investments in Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. These countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in these countries. The Investment Adviser or a sub-adviser will consider these factors when evaluating securities in these markets.

Foreign Currency Transactions. The Portfolios (except for the Managed Portfolio) do not intend to create exposure in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. These Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund’s custodian bank will place cash, U.S. government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios’ total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios’ commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.

The Managed Portfolio may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Managed Portfolio own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Internal Revenue Code Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment. In general, Internal Revenue Code Section 988 gains or losses will increase or decrease the amount of the Portfolio’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio’s net capital gain. Additionally, if Internal Revenue Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary income distributions.

Foreign Custody. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios’ holdings of securities of issuers located outside of the United States will be held by the Fund’s sub-custodians who will be approved by the Trustees or by the Trustees’ delegate in accordance with such Rules. The Trustees or their delegate will determine that the Portfolios’ assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian’s practices, procedures and internal controls; the custodian’s general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the Trustees’ or their delegates’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.

Convertible Securities. As specified in the Prospectus, certain Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

Foreign and Domestic Security Selection Process. The allocation of assets between U.S. and foreign markets for the Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Investment Adviser or a sub-adviser. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which represent exceptional values in terms of such factors as assets, earnings and growth potential.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may:

•	Have more limited product lines and capital resources
•	Have less established markets for their products
•	Have earnings that are more sensitive to changes in the economy, competition and technology
•	Be more dependent upon key members of management

The market value of the common stock of small and medium capitalization companies may:

•	Be more volatile, particularly in response to company announcements or industry events
•	Have less active trading markets
•	Be harder to sell at the time and prices that the adviser considers appropriate

When-Issued, Delayed Delivery and Forward Commitment Securities. The Managed Portfolio may purchase or sell securities in a transaction where the payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Securities purchased or sold in this way, alternatively referred to as “when issued,” “delayed delivery’’ or ‘forward commitment” securities, may have a market value on delivery which is less than the amount paid by the Portfolio. Although the Portfolio will only make commitments to purchase securities on a forward commitment basis with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the adviser. Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a forward commitment basis, it will maintain a segregated account consisting of cash or liquid securities with a value equal to the Portfolio’s purchase commitment. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets.

Investment in Other Investment Companies. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively. To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

Passive Foreign Investment Company Income. If a Portfolio invests in an entity which is classified as a “passive foreign investment company” (“PFIC”) for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. Under the Taxpayer Relief Act of 1997, a mark-to-market regime was established that allows a regulated investment company (“RIC”) to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC’s would be significant.

With regard to the portion of the assets of the Managed Portfolio managed by PIMCO, for investments requiring the segregation of assets, rather than instructing the custodian to segregate assets, PIMCO earmarks segregated assets on the Fund’s records.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. Restrictions 1, 2, and 3 do not apply to U.S. government securities.

Additional Restrictions Applicable to All Portfolios, except as specifically noted above. Each Portfolio of the Fund may not:

1.

Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

2.

Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

3.	Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

4.

Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

5.

Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

6.

Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio’s total assets, made in accordance with guidelines adopted by the Fund’s Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

7.

Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Adviser or a sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

8.

Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

9.

Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

10.

Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except “against the box.” (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

11.	Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.
12.	Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.
13.	Invest for the purposes of exercising control or management of another company.

14.

Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

15.

Invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.

All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

Restrictions Applicable to the Equity, Mid Cap, Managed, Balanced and Small Cap Portfolios Only. Each of the above Portfolios may not:

1.

Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

2.

Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Equity, Mid Cap, Managed, Balanced and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio’s total assets.

TRUSTEES AND OFFICERS

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of OpCap Advisors. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund’s Declaration of Trust. The Trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. The address of the officers and Trustees is 1345 Avenue of the Americas, New York, New York 10105-4800, except as noted. As of March 31, 2008, the Trustees and officers of the Fund as a group owned none of its outstanding shares.

Trustees
(1)	(2)	(3)	(4)	(5)	(6)
Name and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees*

V. Lee Barnes 6/18/36	Trustee	Since 2000	Management consultant to insurance, banking, technology, and non-profit organizations.	6	Director of Davis International Banking Consultants (London); Director of Community Partners, an affiliate of the Harvard Business School Club of Connecticut.

Thomas W. Courtney 8/17/33	Trustee, Chairman	Since 1994	Principal of Courtney Associates, Inc., a venture capital business firm since 1988.	6

Trustee, Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1985; Trustee since 1986 of Aquila Group of Funds (currently 11 investment management companies); Chairman of the Board (since 2001, Director since 1984) of 10 open-end Oppenheimer Funds investment companies.

Lacy B. Herrmann 5/12/29	Trustee	Since 1994	Founder, Chairman Emeritus (since 2005); Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and adviser or sub-adviser to each fund of the Aquila Group of Funds since 2004.; Director of Aquila Distributors, Inc since 1981.	6

Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University, Hopkins school, Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon and Tax-Free Fund for Utah.

Theodore T. Mason 11/24/35	Trustee	Since 2000	Executive Director of East Wind Power Partners, Ltd. since 1994 and of Louisiana Power Partners, from 1999 to 2003. Treasurer, Fort Schuyler Maritime Alumni	6	Trustee beginning in 1984 and then Chairman of the Board of Trustees since 2004 of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific

(1)	(2)	(3)	(4)	(5)	(6)
Name and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Association, Inc. successor to Alumni Association of SUNY Maritime College, since 2004 (President 2002-2003; First Vice President 2000-2001; Second Vice President 1998-2000) and Director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Naval Reserve Association, Commanding Officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States of New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to The Maritime College at Fort Schuyler Foundation, Inc., since 2000.

Capital Tax-Free Cash Assets Trust, and Pacific Capital U.S. Government Securities Cash Assets Trust; Lead Independent Trustee of Aquila Three Peaks High Income Fund since 2006; Trustee of Churchill Cash Reserves Trust since 1985, Churchill Tax-Free Fund of Kentucky since 1987, and Capital Cash Management Trust since 1976, all within the Aquila Group of Funds; and Director of STCM Management Company, Inc. 1974-2004.

Interested Trustee**

Brian S. Shlissel 11/14/64	Trustee, President and Chief Executive Officer	Since 2004

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 39 funds in the Fund Complex and The Korea Fund, Inc.

					None
+	Under the Fund’s By-Laws, each Trustee shall serve until his or her successor is elected and qualified.
*	“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.
**	“Interested person” as defined in the 1940 Act because of relationship with AGIFM, an affiliate of the Investment Adviser.

Officers
(1)	(2)	(3)	(4)	(5)	(6)
Name Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Malcolm Bishopp 1345 Avenue of the Americas 4th Floor New York, NY 10105 06/11/48	Executive Vice President	Since 2001	Managing Director, Marketing and Client Services, Allianz Global Investors Distributors LLC.	N/A	N/A

Lawrence G. Altadonna 1345 Avenue of the Americas 4th Floor New York, NY 10105 03/10/66	Treasurer	Since 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 39 funds in the Fund Complex and The Korea Fund, Inc.

				N/A	N/A

Thomas J. Fuccillo 1345 Avenue of the Americas 4th Floor New York, NY 10105 03/22/68	Secretary and Chief Legal Officer	Since 2004

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 74 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

				N/A	N/A

Youse E. Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/72	Chief Compliance Officer	Since 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

				N/A	N/A

William V. Healey 1345 Avenue of the Americas, 4th Floor New York, NY 10105 07/28/1953	Assistant Secretary	Since 2006

Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 74

				N/A	N/A

(1)	(2)	(3)	(4)	(5)	(6)
Name Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 1345 Avenue of the Americas, 4th Floor New York, NY 10105 04/06/1961	Assistant Secretary	Since 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

				N/A	N/A

Kathleen A. Chapman 1345 Avenue of the Americas, 4th Floor New York, NY 10105 11/11/1954	Assistant Secretary	Since 2006

Assistant Secretary of 74 funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal, The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

				N/A	N/A

Lagan Srivastava 1345 Avenue of the Americas, 4th Floor New York, NY 10105 09/20/1977	Assistant Secretary	Since 2006

Assistant Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

				N/A	N/A

Scott Whisten 1345 Avenue of the Americas, 4th Floor New York, NY 10105 03/13/1971	Assistant Treasurer	Since 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).	N/A	N/A
+

Under the Fund’s Bylaws, an officer serves for one year and until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

For Trustees and officers of the Fund, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

(1)	(2)
Name	Positions held with affiliated persons or principal underwriters of the Fund
Brian S. Shlissel

Executive Vice President, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 39 funds in the Fund Complex since 2005.

Lawrence G. Altadonna

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 39 funds in the Fund Complex.

Thomas J. Fuccillo

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary and Chief Legal Officer of 74 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Youse E. Guia

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 74 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

William V. Healey

Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 74 funds in the Fund Complex.

Richard H. Kirk

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex

Scott Whisten	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex.

Committees of the Board of Trustees

The Fund’s Audit Oversight Committee is composed entirely of Trustees who are not “interested persons” of the Fund, the Investment Adviser, the sub-advisers, Allianz Global Investors Distributors LLC (the “Distributor”) or its affiliates within the meaning of the 1940 Act. The Audit Oversight Committee convened twice during the fiscal year ended December 31, 2007. The principal functions of the Audit Oversight Committee are to recommend to the Board of Trustees the appointment of the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated fees for their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might have in that regard.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies. No Independent Trustee or his immediate family members beneficially own securities of either the Investment Adviser or the Distributor or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser or Distributor.

(1)	(2)	(3)
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
V. Lee Barnes	None	None
Thomas W. Courtney	None	None
Lacy B. Herrmann	None	None
Theodore T. Mason	None	None
Brian S. Shlissel	None	None

Compensation of Officers and Trustees. All officers of the Fund are officers or employees of OpCap Advisors or its affiliates and receive no salary or fee from the Fund. The following table sets forth the information regarding compensation received by the Trustees who are not “interested persons” of the Fund during its fiscal year ended December 31, 2007.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement	Total Compensation, including Accrued Retirements Benefits, from the Fund and the Fund Complex†
V. Lee Barnes	$41,625	N/A	N/A	$41,625
Thomas W. Courtney	$42,875	$6,479	$26,224	$49,354
Lacy B. Herrmann	$37,875	$6,332	$24,321	$44,207
Theodore T. Mason	$37,875	N/A	N/A	$37,875

*On October 19, 1998 the Fund adopted a retirement plan (the “Original Plan”) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee’s five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund for at least 15 years to be eligible for the maximum payment. Because each Trustee’s retirement benefit will depend on the amount of the Trustee’s future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

†For the purpose of this section only, “Fund Complex” includes the Fund and two funds managed by OppenheimerFunds Inc. and sub-advised by Oppenheimer Capital LLC (“Oppenheimer Capital”) in accordance with the instructions for Form N-1A. The Investment Adviser does not consider the Oppenheimer Funds to be part of its “Fund Complex,” as that term may be otherwise interpreted.

PORTFOLIO MANAGERS

OpCap Advisors, Oppenheimer Capital, NFJ Investment Group L.P. (“NFJ”) and Pacific Investment Management Company LLC (“PIMCO”) believe that their compensation programs are competitively positioned to attract and retain high-caliber investment professionals. Key investment professionals are also eligible to participate in the firm’s long-term incentive program. As more fully described below for each investment adviser, portfolio managers receive a fixed base salary, a variable cash bonus or profit sharing opportunity and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Each investment adviser attempts to keep its compensation levels at or above the median for similar positions in their local area.

OpCap Advisors and Oppenheimer Capital

OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital, which is wholly owned by Allianz Global Investors NY Holdings LLC, an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”). Therefore, the following information about portfolio manager compensation and conflicts of interest applies to all three entities.

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Conflicts of Interest. The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Funds. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest many arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests, Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

Oppenheimer Capital and its affiliates’ objective are to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its clients over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

NFJ

NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

•

Base Salary. Each Portfolio Manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular Portfolio Manager/analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

•

Annual Bonus or Profit Sharing. Portfolio Managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other Portfolio Managers/analysts are eligible to receive an annual bonus which is tied to such Portfolio Manager/analyst’s successful job performance.

•

Other Incentive Programs. Portfolio Managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio Managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio Managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

Conflicts of Interest. Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Portfolio and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Portfolio as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek best execution and lower brokerage commissions. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A portfolio manager of a Portfolio who is responsible for managing multiple Portfolios and/or accounts unequal time and attention to the management of those Portfolios and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for ach of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single Portfolio. The effects of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different investment strategies.

The portfolio manager of a Portfolio may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for a Portfolio. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Portfolios and/or accounts that he or she managers.

The portfolio managers of a Portfolio may also face other potential conflicts of interest in managing a Portfolio, and the description above is not complete description of every conflict that could be deemed to exist in managing both a Portfolio and other accounts. In addition, a Portfolio’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Portfolio or other clients. NFJ’s investment personnel, including each Portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Portfolios.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

PIMCO

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

The respective primary portfolio manager was not a beneficial owner of shares of a Fund that he managed as of 12/31/07.

Other Accounts Managed

OpCap Advisors, Oppenheimer Capital and PIMCO

Except as noted below, the information is as of December 31, 2007.

Account Type	Nicholas Frelinghuysen		Thomas Browne				Robert K. Urquhart
	#	AUM($MM)	#		AUM($MM)		#	AUM($MM)
Other Investment Companies	1	$1,806	1		$1.012		3	$680.7
Other pooled investment vehicles	0	$0	0		$0		0	$0
Other accounts	1	$3.9	4	+	$14.8	+	5	$74.5

Account Type	William H. Gross				Colin Glinsman		Matthew Greenwald
	#		AUM($MM)		#	AUM($MM)	#	AUM($MM)
Other Investment Companies	35		$157,637		6	$6,868	4	$5,015
Other pooled investment vehicles	19	**	$8,423	**	1	$16	0	$0
Other accounts	66	++	$42,264	++	21	$2,232	56	$1,261

Account Type	Martin Fetherston*		Gerald Thunelius*
	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	4	$4,519	4	$4,519
Other pooled investment vehicles	0	$0	0	$0
Other accounts	57	$1,282	57	$1,282

*Information provided is as of February 28, 2008.

+ Of these other accounts, one account totaling $6 million in assets pay an advisory fee that is based in part on the performance of the account.

** Of these other pooled vehicles, three accounts totaling $837 million in assets pay an advisory fee that is based in part on the performance of the account.

++ Of these other accounts, twenty one accounts totaling $19,071 million in assets pay an advisory fee that is based in part on the performance of the account.

NFJ

The information provided is as of December 31, 2007.

Account Type	Jeffrey S. Partenheimer		Benno J. Fischer		R. Burns McKinney
	#	AUM($MM)	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	12	$10,916	20	$19,055	11	$17,382
Other pooled investment vehicles	2	$30.5	5	$199	4	$191
Other accounts	48	$16,624	59	$19,704	47	$17,123.5

Account Type	Thomas W. Oliver		Paul A. Magnuson
	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	7	$10,361	16	$17,208.5
Other pooled investment vehicles	2	$30.5	4	$191
Other accounts	47	$17,447	53	$18,413

Securities Ownership

Ownership of Fund securities is currently limited to insurance company separate accounts. As of December 31, 2007, no portfolio manager was the beneficial owner of shares of a Fund that he managed.

CONTROL PERSONS

As of March 31, 2008, shares of the Portfolios were held by AGI and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company’s holdings as a percentage of each Portfolio’s total outstanding shares.

Portfolio Shareholders of Record as of March 31, 20081

Shareholders	Dividend Value	Equity	Small Cap	Managed	Mid Cap	Balanced
Provident Mutual Life Insurance Company & Provident Mutual Life and Annuity Company of America 1600 Market St. Philadelphia, PA 19103		29.12% 117,310 shares	4.71% 212,593 shares	4.60% 234,413 shares

Shareholders	Dividend Value	Equity	Small Cap	Managed	Mid Cap	Balanced
AEGON Insurance Group 400 West Market St. Louisville, KY 40202			1.21% 54,654 shares	0.77% 39,297 shares
Connecticut General Life Insurance Company & CIGNA Life Insurance Company 350 Church Street MLW 1, 12th Flr. Hartford, CT 06103-1106		0.12% 479 shares	5.83% 263,201 shares	7.43% 378,777 shares
American Enterprise Life Insurance Company and American Centurion Life Insurance Company 80 South Eighth Street, Minneapolis, MN 55402		5.59% 22,498 shares	1.30% 58,848 shares	1.48% 75,206 shares
Great-West Life & Annuity Insurance Company 8515 East Orchard Road Greenwood Village, CO 80111					1.80% 92,904 shares
IL Annuity and Insurance Company 2960 North Meridian Street, Indianapolis, IN 46208					1.35% 69,852 shares
PRUCO Life Insurance Company of New Jersey and PRUCO Life Insurance Company 751 Broad Street, Newark, NJ 07102			57.08% 2,576,872 shares	71.48% 3,641,834 shares
Transamerica Life Companies Transamerica Center 1150 Olive Street, Los Angeles, CA 90015			4.55% 205,602 shares	2.11% 107,342 shares
ReliaStar Life Insurance Company 20 Washington Avenue South, Route 1237, Minneapolis, MN 55401		0.00% 0.03 shares	1.43% 64,416 shares	0.75% 38,327 shares
Allianz Global Investors of America L.P. (“AGI”) 840 Newport Center Drive, Newport Beach, CA 92660	43.14% 148,915 shares
Sun Life of Canada (U.S.) Copley Place, Suite 200, Boston, MA 02117		23.60% 95,055 shares	1.35% 61,094 shares	0.42% 21,173 shares	5.16% 266,479 shares
Lincoln Life Insurance Company 1300 South Clinton Street Fort Wayne, IN 46802			0.20% 9,147 shares	1.11% 56,623 shares
Lincoln Benefit Life Company 206 South 13th Street, Suite 100, Lincoln, NE 68508		41.58% 167,478 shares	18.40% 830,534 Shares			99.92% 2,354,846 shares
Allstate Life Insurance Company 3100 Sanders Road Northbrook, IL 60062			0.03% 1,488 shares	1.22% 54,969 shares		0.08% 1,867 shares

Shareholders	Dividend Value	Equity	Small Cap	Managed	Mid Cap	Balanced
AGA Series Trust American General Annuity Insurance Company 2929 Allen Parkway Houston, TX 77019				6.14% 312,601 shares
AXA Financial Inc. 1290 Avenue of the Americas New York, NY 10105			2.25% 101,454 shares	3.20% 162,912 shares
Merrill Lynch Life Insurance Company 1300 Merrill Lynch Drive Pennington, NJ 08534	56.86% 196,277 shares			0.52% 26,544 shares
Midland National 4601 Westown Parkway, Suite 300 West Des Moines, IA 50266-1071				0.44% 19,862 shares
Allianz Life 5701 Golden Hill Drive Minneapolis, MN 55416					91.68% 4,731,860 shares

(1)This chart lists all Variable Account shareholders of record of the Portfolios as of March 31, 2008, and all holdings of shares of the Portfolios by AGI. To the best knowledge of the Fund, no Contract owner beneficially owned units equivalent to 5% or more of the shares of any Portfolio of the Fund as of March 31, 2008.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser. OpCap Advisors acts as investment adviser to the Portfolios of the Fund. Oppenheimer Capital acts as sub-adviser to the Balanced, Equity, Mid Cap, and Small Cap Portfolios and a portion of the Managed Portfolio. NFJ acts as sub-adviser to the Dividend Value Portfolio. PIMCO acts as sub-adviser for a portion of the Managed Portfolio.

OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital. OpCap Advisors is a Delaware limited liability company. The mailing address of OpCap Advisors is 1345 Avenue of the Americas, New York, New York 10105. Oppenheimer Capital is wholly-owned by Allianz Global Investors NY Holdings LLC, a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC (“AGI U.S. Equities”). AGI U.S. Equities is a direct subsidiary of AGI. Oppenheimer Capital is a Delaware limited liability company. The mailing address of Oppenheimer Capital is 1345 Avenue of the Americas, New York, New York 10105. NFJ is a Delaware limited partnership. NFJ is majority-owned by AGI U.S. Equities. The mailing address of NFJ is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. PIMCO, a California limited liability company, is majority-owned by AGI. The mailing address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

AGI was organized as a limited partnership under Delaware law in 1987. AGI’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose managing member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America

Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Societas Europaea (“Allianz SE”). Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz SE. Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly-owned by Allianz SE. Allianz of America Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. AGI’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California, 92660.

The general partner of AGI has substantially delegated its management and control of AGI to an Executive Committee. The Executive Committee of AGI is comprised of William S. Thompson, Jr. and John C. Maney.

The Advisory Agreement. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997. The Advisory Agreement was amended to limit the total operating expenses of the Small Cap, Equity, Managed, Balanced, Mid Cap and Dividend Value Portfolios to 1.00% (net of any expense offsets) of their respective average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by the Adviser through December 31, 2018.

Oppenheimer Capital provides investment advisory and management services to the Balanced, Equity, Mid Cap, Small Cap Portfolios and a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with OpCap Advisors dated February 8, 2005. NFJ provides investment advisory and management services to the Dividend Value Portfolio pursuant to a Sub-Advisory Agreement with OpCap Advisors dated April 1, 2003. PIMCO provides similar services to a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with OpCap Advisors dated March 1, 2000.

Under the Advisory Agreement and Sub-Advisory Agreements, each adviser is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio it manages and the sale of securities and other investments held by the Portfolio.

The Advisory Agreement also requires the Investment Adviser to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities laws, shareholder reports and proxy materials.

Expenses not expressly assumed by OpCap Advisors under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

For the fiscal year ended December 31, 2005, total advisory fees accrued or paid by the Equity, Balanced, Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $290,236, $236,304, $2,817,733, $1,816,940, $77,055 and $11,418, respectively, of which $11,718, $91,973, $45,137 and $11,418, was waived by the Investment Adviser with respect to the Equity, Balanced, Mid Cap and Dividend Value Portfolios, respectively. For the fiscal year ended December 31, 2006, total advisory fees accrued or paid by the Equity, Balanced, Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $185,748, $231,151, $2,270,700, $1,440,238, $295,593 and $13,657, respectively, of which $36,435, $31,449, $8,232 and $13,657, was waived by the Investment Adviser with respect to the Equity, Balanced, Mid Cap and Dividend Value Portfolios, respectively. For the fiscal year ended December 31, 2007, total advisory fees accrued or paid by the Equity, Balanced, Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $151,233, $226,692, $1,921,865, $1,307,972, $609,265 and $19,660, respectively, of which $57,734, $47,679 and $19,660, was waived by the Investment Adviser with respect to the Equity, Balanced and Dividend Value Portfolios, respectively.

The advisory fee for the Equity, Managed, Small Cap, Mid Cap, Balanced, and Dividend Value Portfolios is at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million.

The Advisory Agreement and each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Investment Adviser or sub-adviser, as applicable is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Advisory Agreement and each Sub-Advisory Agreement permits the Investment Adviser and each sub-adviser to act as investment adviser for any other person, firm, or corporation.

Portfolio Transactions. Portfolio decisions are based upon recommendations of the Investment Adviser, the sub-advisers and the judgment of the portfolio managers. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers that provide brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Investment Adviser and the sub-advisers; information received in connection with directed orders of other accounts managed by the Investment Adviser, the sub-advisers or their affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Investment Adviser, the sub-advisers, to make available additional views for consideration and comparison, and to enable the Investment Adviser and each sub-adviser to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 2007, the aggregate dollar amount of any brokerage commissions paid by the Fund was $916,202. For the year ended December 31, 2006, the aggregate dollar amount of any brokerage commissions paid by the Fund was $963,238. For the year ended December 31, 2005, the aggregate dollar amount of any brokerage commissions paid by the Fund was $1,442,367.

The Investment Adviser and the sub-advisers currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or Investment Adviser to others. It is the practice of the Investment Adviser and each sub-adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Investment Adviser, a sub-adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (“free trades”) usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

Each sub-adviser places orders for the purchase and sale of portfolio investments for the Portfolios with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the Portfolios of the Fund, the sub-adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-adviser receives research services from many broker-dealers with which the sub-adviser places the Fund’s portfolio transactions. The sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the sub-adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the sub-adviser and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act) to the sub-adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

As noted above, the sub-adviser may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other sub-Advisers clients, and the sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Investment Adviser and the sub-advisers (the “Advisers”) are indirect subsidiaries of AGI, the owner of a number of asset managers in the U.S., which in turn is indirectly owned by Allianz AG, a diversified, global financial institution. Through this ownership structure and through other entities owned by the Advisers’ direct and indirect owners, the Advisers have various financial industry affiliations. As a result of the Advisers’ investment management activities and the investment management and other business activities of the Advisers’ affiliates in the financial markets, the Advisers may, from time to time, be precluded under applicable law from buying a particular security for a Portfolio or selling all or a portion of a security position held in a Portfolio. While the Advisers believe that the inability to buy or sell a particular security is unlikely to occur, it could have a detrimental effect on a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Portfolio’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

The Portfolios may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, OpCap Advisors, the Investment Adviser, will post portfolio holdings information on its Web site at www.allianzinvestors.com. This Web site will contain the Portfolios’ complete schedule of portfolio holdings as of the last day of the most recent month end. The Investment Adviser will post this information on the Web site approximately thirty days after a month’s end, and such information will remain accessible on the Web site until the Fund files a Form N-Q or Form N-CSR on the SEC’s EDGAR Web site for the period which includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Investment Adviser from time to time. If the Portfolios’ portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR Web site or otherwise) before the disclosure of that information on the Investment Adviser’s Web site, the Fund may post such information on the Investment Adviser’s Web site.

Portfolio holdings of the Portfolios will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Fund’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Investment Adviser or sub-adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Fund. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute)

Confidential Portfolio Information to the Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Portfolios (“Service Providers”) and to facilitate the review of the Portfolios by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Fund’s portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information.

The Investment Managers may not receive any compensation or other consideration for disclosing the Confidential Portfolio Information.

Exceptions to these procedures may be made with the approval of the Fund’s Chief Executive Officer and Chief Compliance Officer if the recipients are subject to a confidentiality agreement. All exceptions must be reported to the Board of Trustees. The Investment Managers shall have primary responsibility for ensuring that a Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information. The Fund’s Chief Compliance Officer shall confirm at least annually that the Investment Managers’ procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings.

Other registered investment companies that are sub-advised by any of the Fund’s sub-advisers may have different portfolio holdings disclosure policies, and neither OpCap Advisors nor the Fund’s Board of Trustees exercises control over such policies. In addition, separate account clients of the sub-advisers have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by the sub-advisers and some of the separate accounts managed by them have substantially similar or identical investment objectives and strategies to the Portfolios, and therefore potentially substantially similar, and in certain cases nearly identical portfolio holdings, as such Portfolios.

Neither the Fund nor OpCap Advisors nor any of the sub-advisers will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Proxy Voting Policies. The Board of Trustees has delegated to the Adviser, and the Adviser has in turn delegated to the sub-advisers, responsibility for voting any proxies relating to portfolio securities held by a Portfolio in accordance with the sub-adviser’s proxy voting policies and procedures. Descriptions of the proxy voting policies and procedures to be followed by the Trust, the Adviser and the sub-advisers on behalf of the Portfolios, including procedures to be used when a vote represents a conflict of interest, included herein as Appendix A (“Proxy Voting

Policies”). Proxy voting responsibilities are delegated as follows: (i) responsibility for the voting of proxies with respect to voting securities held by the fixed income portion of the Managed Portfolio be and it hereby is delegated to PIMCO (ii) responsibility for the voting of proxies with respect to voting securities held by the Dividend Value Portfolio be and it hereby is delegated to NFJ and (iii) responsibility for the voting of proxies with respect to voting securities held by the equity portion of the Managed Portfolio and the Balanced, Equity, Mid Cap, and Small Cap Portfolios be and it hereby is delegated to Oppenheimer Capital.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-700-8258, or on the Commission’s website at http://www.sec.gov.

Codes of Ethics. Each employee, officer and trustee of the Fund, OpCap Advisors, Oppenheimer Capital, NFJ, PIMCO and the Distributor is subject to a Code of Ethics which has been adopted by such entity to comply with the provisions of Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to certain personal securities transactions.

DETERMINATION OF NET ASSET VALUE

Shares of the Portfolios of the Fund are sold in a continuous offering to variable accounts of participating life insurance companies to support their variable annuity and variable life insurance contracts (“Variable Contracts”). Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the participating life insurance company’s variable account, and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The variable accounts purchase and redeem shares of the Portfolios for their subaccounts at net asset value without sales or redemption charges.

The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the “NYSE”) is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Portfolio’s net assets by the number of shares outstanding. The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. Participating life insurance company variable accounts purchase and redeem shares of each Portfolio at the Portfolio’s net asset value per share determined after receipt of the order for purchase or redemption.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded on Nasdaq are valued at the Nasdaq Official Closing Price (the “NOCP”, generally 5:15 p.m. Eastern Standard Time). Securities actively traded in an over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available or may be unreliable because of events occurring after the close of trading are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Fund’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio’s debt securities. The service selected by the Investment Adviser creates and maintains price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of Trustees’ procedures. Short-term (having a remaining maturity of more than 60 days) debt securities are valued on a “marked-to-market” basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.

Puts and calls are valued at the last sales price therefor or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio’s Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, these Portfolios will accrete any discount or amortize any premium resulting from the purchase of debt securities except for mortgage or other receivables-backed obligations subject to monthly payment of principal and interest.

Capital Gains and Losses. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Sources of Gross Income. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies.

Diversification of Assets. To qualify for treatment as a regulated investment company, a Portfolio must also satisfy certain requirements with respect to the diversification of its assets: A Portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities which in respect of any one issuer, do not represent more than 5% of the value of the assets of the Portfolio nor more than 10% of the voting securities of that Portfolio’s assets may be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of a Portfolio’s requirements to maintain diversification for tax purposes, the issuer of a loan participation will generally be the underlying borrower. However, in cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A Portfolio’s investments in U.S. government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

Because the Fund is established as an investment medium for variable annuity contracts and variable life insurance contracts, Section 817(h) of the Code imposes additional diversification requirements on each Portfolio. These requirements generally are that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; not more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2007 are incorporated herein by reference to the Portfolios’ Annual Reports dated December 31, 2007.

ADDITIONAL INFORMATION

Description of the Trust. The Fund was formed under the laws of Massachusetts as a business trust on May 12, 1994 under the name Quest for Value Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust, then to OCC Accumulation Trust and then to PIMCO Advisors VIT. Most recently, on May 1, 2005, the name of the Fund was changed to Premier VIT. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund’s principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund’s outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund’s shareholder list or mail the applicants’ communication to all other shareholders at the applicants’ expense.

The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund’s obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Distribution Agreement. Under the Distribution Agreement between the Fund and Allianz Global Investors Distributors LLC, the Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, acts as the Fund’s agent in the continuous public offering of each Portfolio’s shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 serves as independent registered public accounting firm of the Fund.

Custodian. State Street Corp., P.O. Box 1978, Boston, MA 02105, serves as custodian for assets of all Portfolios.

Transfer and Shareholder Servicing Agents. PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Fund.

Legal Counsel. Mayer BrownLLP, 1675 Broadway, New York, New York 10019-5820, serves as legal counsel to the Fund.

Description of Benchmarks. The Portfolios provide total returns for certain periods compared to a broad measure of market performance, which include but are not limited to, recognized indices such as the S&P 500 Index, S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Russell 2000 Index, the Lehman Brothers US Government Bond Index and the Merrill Lynch Corporate Bond Master Index. The S&P 500 Stock Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Wilshire 750 MidCap Index measures large stocks. This index is a subset of the Wilshire 5000. It represents a market capitalization-weighted portfolio of the largest 750 stocks in the Wilshire 5000 at June 30 of each year. The Russell 2000 Value Index is an unmanaged index that measures performance of certain securities found in the Russell universe with low price-to-book and earnings ratio. The Lehman Brothers Government Bond Index is made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and the 20+ Year Treasury Index. The Merrill Lynch Corporate Master Bond Index consists of U.S. $-denominated investment grade corporate public debt issued in the U.S. domestic bond market, which have at least one year remaining to maturity.

Appendix A

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

OpCap Advisors and NFJ

Description of Proxy Voting Policy and Procedures

Each of OpCap Advisors and NFJ (for purposes of this description, each a “Company”) typically votes proxies as part of its discretionary authority to manage accounts (except as provided below with respect to OpCap Advisors’ registered investment company clients), unless the client has explicitly reserved the authority for itself. When voting proxies, each Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. Each Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Each Company has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that such Company is voting in the best interest of its clients. The Proxy Guidelines reflect each Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. Upon receipt of a client’s written request, a Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. Deviation from a Company’s Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, a Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. A Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, a Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, a Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on a Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, a Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in a Company’s handling of proxy voting responsibilities.

Conflicts of Interest. A Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, a Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which a Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the relevant Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

Registered Investment Companies for which OpCap Advisors Serves as Adviser. With respect to registered investment companies (“funds”) for which OpCap Advisors serves as investment adviser, it is the policy of OpCap Advisor that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. OpCap Advisor believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, OpCap Advisor’s policy is to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

Opcap Advisors, for each portfolio of Premier VIT for which it acts as investment adviser, generally delegates the responsibility for voting proxies to the sub-adviser for the respective portfolio.

Oppenheimer Capital LLC (“Oppenheimer Capital”)

Description of Proxy Voting Policy and Procedures

Oppenheimer Capital typically votes proxies of the securities held in its client portfolios, unless the client has reserved voting authority for itself. To ensure that the proxies are voted in the best interests of its clients, Oppenheimer Capital has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. When voting proxies, Oppenheimer Capital’s primary objective is to make voting decisions solely in the best economic interests of its clients. Oppenheimer Capital will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Oppenheimer Capital has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect Oppenheimer Capital’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, Oppenheimer Capital generally votes for proposals to declassify boards and to require majority votes in director elections. Some issues require a case-by-case analysis, such as mergers and corporate restructurings.

Oppenheimer Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider provides a variety of proxy-related services to assist in Oppenheimer Capital’s handling of proxy voting responsibilities.

Oppenheimer Capital’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a semiannual basis and when necessary to address potential conflicts of interest. Oppenheimer Capital may have conflicts of interest that can affect how it votes its client’s proxies. For example, Oppenheimer Capital may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out Oppenheimer Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between Oppenheimer Capital and its clients and to resolve such issues, which may include reviewing the vote to confirm that the voting decision was not affected by the conflict.

Oppenheimer Capital’s Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and Oppenheimer Capital’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. Oppenheimer Capital’s Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, Oppenheimer Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, Oppenheimer Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, Oppenheimer Capital may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, Oppenheimer Capital may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on Oppenheimer Capital’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.